                             CONTRIBUTION AGREEMENT


                                 by and between

                      the TCR Parties (as defined herein),
                                on the one hand,

                                       and

                      Merry Land & Investment Company, Inc.

                                       and

                            Merry Land DownREIT I LP

                                   together as
                                 the Transferee,
                                on the other hand



                             Dated February 23, 1998

                                                 TABLE OF CONTENTS                                    Page
                                                                                                      ----
ARTICLE 1.  CERTAIN DEFINITIONS.........................................................................1

ARTICLE 2.  SUBJECT OF CONVEYANCE AND ASSIGNMENT........................................................8
            Section 2.1   Real Property and Related Assets..............................................8
            Section 2.2   Conveyances of Partnership Interests.........................................10
            Section 2.3   Several Liability............................................................11
            Section 2.4   Access to Books and Records..................................................12
            Section 2.5   No Contributing Partner Liability............................................12

ARTICLE 3  VALUE AND PAYMENT TERMS.....................................................................12
            Section 3.1   Issuance of Equity Securities................................................12
            Section 3.2   Assumption of Indebtedness...................................................12
            Section 3.3   Development Property.........................................................13
            Section 3.4   Cash Consideration...........................................................16
            Section 3.5   Withdrawn Properties.........................................................16
            Section 3.6   Guaranty.....................................................................17
            Section 3.7   Management Contracts.........................................................17

ARTICLE 4  TITLE; MATTERS TO WHICH THIS CONTRIBUTION IS SUBJECT........................................17
            Section 4.1   Permitted Encumbrances.......................................................17
            Section 4.2   Easements, Licenses and Dedications Prior to Closing.........................18
            Section 4.3   Title Matters................................................................18

ARTICLE 5  REPRESENTATIONS AND WARRANTIES OF THE PROPERTY
         PARTNERSHIPS..................................................................................19
            Section 5.1   Operating Representations and Warranties.....................................19
            Section 5.2   Definition of Knowledge......................................................25

ARTICLE 6  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
         OPERATING PARTNERSHIP.........................................................................25
            Section 6.1   Operating Representations and Warranties.....................................25
            Section 6.2   Definition of Knowledge......................................................31

ARTICLE 7  COVENANTS...................................................................................31
            Section 7.1   Conduct of the Business of the Property Partnerships.........................31
            Section 7.2   Conduct of the Business of the Transferee....................................33
            Section 7.3   Amendment of OP Agreement....................................................33
            Section 7.4   Good Faith Efforts...........................................................34
            Section 7.5   Good Faith Cooperation.......................................................34
            Section 7.6   Public Announcements.........................................................34
            Section 7.7   Government Filings...........................................................35

                                                 TABLE OF CONTENTS                                    Page
                                                                                                      ----
            Section 7.8   Listing of Shares............................................................35
            Section 7.9   Registration of Shares.......................................................35
            Section 7.10  Investor Representations.....................................................35
            Section 7.11  Time of Closing..............................................................36
            Section 7.12  Pledge of Units..............................................................36
            Section 7.13  Partnership Agreements.......................................................36

ARTICLE 8  CLOSING.....................................................................................36
            Section 8.1   The Closing..................................................................36
            Section 8.2   Deliveries at the Initial Closing by the TCR Parties.........................36
            Section 8.3   Deliveries at the Initial Closing by the Transferee..........................40
            Section 8.4   Deliveries at the Development Property Closing by the TCR
            Parties....................................................................................41
            Section 8.5   Deliveries at the Development Property Closing by the Transferee
             ..........................................................................................43
            Section 8.6   Fees and Expenses............................................................44
            Section 8.7   No Warranties................................................................45

ARTICLE 9  ADJUSTMENTS.................................................................................47
            Section 9.1   Adjustments at the Applicable Closing Date...................................47
            Section 9.2   Reimbursement of Deposits and Out-of-Pocket Expenses.........................48
            Section 9.3   Other Adjustments............................................................48
            Section 9.4   Errors in Calculations.......................................................48
            Section 9.5   Survival.....................................................................48

ARTICLE 10  CONDITIONS PRECEDENT TO CLOSING............................................................48
            Section 10.1  Conditions to Obligations of the TCR Parties.................................48
            Section 10.2  Conditions to Obligations of the Company and the Operating
            Partnership................................................................................49

ARTICLE 11  NO BROKERS.................................................................................50

ARTICLE 12  CASUALTY LOSS..............................................................................50
            Section 12.1  Maintenance of Insurance Policies............................................50
            Section 12.2  Casualties...................................................................50
            Section 12.3  Interim Repairs..............................................................51
            Section 12.4  Casualties Other than Major Casualties.......................................51

ARTICLE 13  CONDEMNATION...............................................................................51

ARTICLE 14  TERMINATION................................................................................52
            Section 14.1  Termination..................................................................52

                                                 TABLE OF CONTENTS                                    Page
                                                                                                      ----
            Section 14.2  Payment of Certain Fees and Expenses.........................................53
            Section 14.3  Break-Up Fee and Break-Up Expenses...........................................54
            Section 14.4  Effect of Termination........................................................55
            Section 14.5  Specific Performance for the Development Property............................55

ARTICLE 15  INDEMNIFICATION............................................................................55
            Section 15.1  By the TCR Parties...........................................................55
            Section 15.2  By the Transferee............................................................56
            Section 15.3  Cooperation..................................................................57
            Section 15.4. Claims for Indemnification...................................................57

ARTICLE 16  TAX MATTERS................................................................................58
            Section 16.1  Payment of  Taxes by the Property Partnerships...............................58
            Section 16.2  Payment  of  1998 Taxes......................................................59
            Section 16.3  Allocation Method............................................................59
            Section 16.4  Survival.....................................................................59

ARTICLE 17  EMPLOYEE MATTERS...........................................................................59

ARTICLE 18  NOTICE.....................................................................................60

ARTICLE 19  MISCELLANEOUS..............................................................................61
            Section 19.1  Limited Survival of Representations and Warranties...........................62
            Section 19.2  Entire Agreement: Third-Party Rights.........................................62
            Section 19.3  Amendment....................................................................62
            Section 19.4  Assignment...................................................................62
            Section 19.5  Governing Law................................................................62
            Section 19.6  Section Headings.............................................................62
            Section 19.7  Severability.................................................................62
            Section 19.8  No Other Rights or Obligations...............................................62
            Section 19.9  Counterparts.................................................................62
            Section 19.10 Construction.................................................................63
            Section 19.11 Representatives..............................................................63
            Section 19.12 Attorneys' Fees..............................................................63
            Section 19.13 Interpretation...............................................................63
            Section 19.14 Schedules....................................................................63
            Section 19.15 Radon Disclosure.............................................................63

SCHEDULES

Schedule A                 Property Partnerships
Schedule B                 TCR-Affiliated Contributing Partners
Schedule 2.1(a)            Real Property
Schedule 2.1(c)            Excluded Personal Property
Schedule 2.1(e)(i)         Excluded Permits and Licenses
Schedule 2.1(e)(ii)        Service Contracts
Schedule 2.1(g)            Excluded Trademarks and Trade Names
Schedule 2.2(a)            Contributing Partners
Schedule 2.2(d)            JV Property Partnership
Schedule 3.1(a)            TCR Representatives
Schedule 3.1(b)            Net Value Attributable to the Development Property and Allocation of
                           Consideration
Schedule 3.2               Assumed Loans
Schedule 3.3               Development Property
Schedule 3.3(b)(iv)        Development Property Environmental Reports
Schedule 3.3(c)            Project Criteria Memorandum
Schedule 3.3(d)            Operating and Leasing Budgets
Schedule 3.5               Grouped Withdrawn Properties
Schedule 4.1(c)            Preliminary Title Reports
Schedule 4.1(e)            Surveys
Schedule 5.1(b)            Consents Required by Property Partnerships
Schedule 5.1(f)            Litigation
Schedule 5.1(g)            Proceedings Related to the Real Property
Schedule 5.1(h)            Notices of Violations of Legal Requirements from Governmental
                           Authorities
Schedule 5.1(j)            Liens on Personal Property
Schedule 5.1(n)            Tax Audits
Schedule 5.1(r)            Certain Modifications to Tax-Exempt Bonds
Schedule 5.2               Property Partnerships' Knowledge Designees
Schedule 6.1(j)            Transferee Subsidiaries
Schedule 6.1(k)            Transferee Changes
Schedule 6.1(l)            Undisclosed Liabilities
Schedule 6.1(m)(iii)       Transferee Options, Warrants and Convertible Securities
Schedule 6.1(q)            Transferee Shareholder Agreements
Schedule 6.1(r)            Transferee Loan Defaults
Schedule 6.2               Transferee's Knowledge Designees
Schedule 10.2(d)           Limited Withdrawn Properties
Schedule 17                Rehired Employees
Schedule 19.11             Transferee Representatives

EXHIBITS

Exhibit I                  Form of Addendum A
Exhibit II                 Form of Addendum B
Exhibit III                Form of Registration Rights Agreement
Exhibit IV(a)              Form of Architect's Certificate for Vinings at Lenox Place
Exhibit IV(b)              Form of Architect's Certificate for Vinings Club at MetroWest
Exhibit V                  Form of Land Use Certificate and Certificate of Completion
Exhibit VI                 Form of Contractor's Certificate
Exhibit VII                Form of OP Agreement Terms
Exhibit VIII               Form of Distributee Agreement

                             CONTRIBUTION AGREEMENT

         This CONTRIBUTION AGREEMENT (the "AGREEMENT") dated February 23, 1998 (the "EFFECTIVE DATE") is made and entered into by and between (i) each of the parties identified on Schedule A (a "PROPERTY PARTNERSHIP"), for the purposes of
Section 7.1 (i), Article 15, and Article 17 only, Florida RS, Inc., a Texas corporation ("Florida RS"), and any Contributing Partner (as defined below) that becomes a party to this Agreement pursuant to Section 2.2 (collectively, the Property Partnerships, and any such Contributing Partners that become parties to this Agreement being referred to as the "TCR PARTIES"), on the one hand; and
(ii) Merry Land & Investment Company, Inc., a Georgia corporation (the "COMPANY"), and Merry Land DownREIT I LP, a Georgia limited partnership (the "OPERATING PARTNERSHIP" and, together with the Company, the "TRANSFEREE"), on the other hand; it being understood with respect to any Property Partnership identified in Schedule B as a non-signing Property Partnership (each a "Non-Signing Property Partnership"), the applicable TCR-Affiliated Contributing Partner listed adjacent to the Non-Signing Property Partnership's name on such
Schedule is executing this Agreement on behalf of such Non-Signing Property Partnership and agrees to cause such Non- Signing Property Partnership to fully perform its obligations under this Agreement as if such Non-Signing Property Partnership were executing the Agreement. Accordingly, in all instances in this Agreement where a Non-Signing Property Partnership is representing, warranting, covenanting or agreeing, such action is being performed by the applicable TCR-Affiliated Contributing Partner with respect to the relevant Non-Signing Property Partnership.

         WHEREAS, the TCR Parties desire to transfer, convey, contribute and assign to the Transferee the interests and assets specified herein and the Transferee desires to acquire the same from the TCR Parties, each in accordance with the terms and subject to the conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

ARTICLE 1.  CERTAIN DEFINITIONS.

         For purposes of this Agreement, the following terms shall have the following meanings:

         "ADDENDUM A" shall mean an agreement substantially in the form attached hereto as Exhibit I.

         "ADDENDUM B" shall mean an agreement substantially in the form attached hereto as Exhibit II.

         "AFFECTED PROPERTY" shall have the meaning set forth in Section 4.3.

         "AGREEMENT" shall have the meaning set forth in the introduction hereto.

         "ARBITRATOR" shall have the meaning set forth in Section 3.5.

         "ASSIGNED VALUE" shall have the meaning set forth in Section 3.5.

         "ASSIGNMENTS OF PARTNERSHIP INTEREST" shall have the meaning set forth in Section 8.2 (b).

         "ASSUMED LOANS" shall have the meaning set forth in Section 3.2(a).

         "ASSUMED LOAN DOCUMENTS" shall have the meaning set forth in Section 5.1(m).

         "AUDIT" shall have the meaning set forth in Section 16.1.

         "BASE AMOUNT" shall have the meaning set forth in Section 14.3(b).

         "BOOKS AND RECORDS" shall have the meaning set forth in Section 2.1(f).

         "BREAK-UP FEE" shall have the meaning set forth in Section 14.3(b).

         "BREAK-UP FEE TAX OPINION" shall have the meaning set forth in Section 14.3(b).

         "BREAK-UP EXPENSES" shall have the meaning set forth in Section
14.3(c).

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in Orlando, Florida are authorized or required by law to close.

         "CASH CONSIDERATION" shall have the meaning set forth in Section 3.4.

         "CASUALTY" shall have the meaning set forth in Section 12.2.

         "CASUALTY NOTICE" shall have the meaning set forth in Section 13.2.

         "CHANGE IN CONTROL" shall mean (i) if the existing Board of Directors of the Company no longer constitutes a majority of such board or (ii) the acquisition of voting securities of the

Company by any "person" (as such term is used in Section 13(d) of the Exchange
Act) (other than the Company or any of its subsidiaries) or "group" (as defined in Section 13(d) of the Exchange Act) with the result that after such acquisition, such person or group has "beneficial ownership" (as defined in the Exchange Act) of more than 20% of the Company's then outstanding voting securities.

         "CLAIM" shall have the meaning set forth in Section 15.4.

         "CLAIM NOTICE" shall have the meaning set forth in Section 15.4.

         "CLOSING" shall mean the Initial Closing and the Development Property Closing.

         "CLOSING DATE" shall mean the Initial Closing Date and the Development Property Closing Date.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMPANY" shall have the meaning set forth in the introduction hereto.

         "CONDEMNED PROPERTY" shall have the meaning set forth in Article 14.3.

         "CONTRACT ASSUMPTION AGREEMENT" shall have the meaning set forth in
Section 8.2(a).

         "CONTRIBUTING PARTNER" shall have the meaning set forth in Section 2.2(a).

         "COVERED PROPERTY PARTNERSHIP PARTY" shall have the meaning set forth in Section 15.1.

         "DAMAGED PROPERTY" shall have the meaning set forth in Section 12.2.

         "DAMAGES" shall have the meaning set forth in Section 15.1(a).

         "DEVELOPMENT PROPERTY" shall have the meaning set forth in Section 3.3(a).

         "DEVELOPMENT PROPERTY CLOSING" shall have the meaning set forth in
Section 3.3(a).

         "DEVELOPMENT PROPERTY CLOSING DATE" shall have the meaning set forth in
Section 3.3.

         "DEVELOPMENT PROPERTY PARTNERSHIP" shall have the meaning set forth in
Section 3.3(a).

         "DISTRIBUTEE" shall mean any person who receives Equity Securities pursuant to this Agreement or (i) in the case of a TCR Party that is an entity, pursuant to a distribution to its constituent shareholders, partners or members or (ii) pursuant to a distribution of Equity Securities received by a TCR Party as a nominee for a constituent partner or member of a Property Partnership.

         "DISTRIBUTEE AGREEMENT" shall have the meaning set forth in Section
7.10.

         "EFFECTIVE DATE" shall have the meaning set forth in the introduction hereto.

         "EQUITY SECURITIES" means Shares and Units collectively.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "FLORIDA RS" shall have the meaning set forth in the introduction hereto.

         "GOVERNMENTAL AUTHORITY" shall mean, with respect to any party or the Real Property, any applicable agency, board, bureau, commission, department or body of any municipal, county, state or federal government unit, or any subdivision thereof, having, asserting or acquiring jurisdiction over such party or over all or any part of the Real Property or the management, operation, use or improvement thereof.

         "GUARANTY" shall have the meaning set forth in Section 3.6.

         "IMPROVEMENTS" shall have the meaning set forth in Section 2.1(a).

         "INCOME TAX RETURNS" shall have the meaning set forth in Section 16.1.

         "INDEBTEDNESS" shall mean, with respect to any person, without duplication, (i) all indebtedness of such person for borrowed money, whether secured or unsecured, (ii) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (iii) all capitalized lease obligations of such person, (iv) all obligations of such person under interest rate or currency hedging transactions (valued at the termination value thereof) and (iv) all guarantees of such person of any such indebtedness of any other person.

         "INITIAL CLOSING" shall have the meaning set forth in Section 8.1.

         "INITIAL CLOSING DATE" shall have the meaning set forth in Section 8.1

         "INITIAL CONTRIBUTION" shall have the meaning set forth in Section 3.1.

         "INSURANCE COVERAGE" shall have the meaning set forth in Section 12.1.

         "INTANGIBLE PROPERTY" shall have the meaning set forth in Section
2.1(e).

         "JV CONSENT" shall have the meaning set forth in Section 2.2(d).

         "JV PROPERTY PARTNERSHIP" shall mean that Property Partnership set forth on Schedule 2.2(d) which may cease to be a Property Partnership on or prior to the Initial Closing Date as described in Section 2.2(d) and with respect to which the Transferee acknowledges that, as of the Effective Date, the TCR Parties have not obtained the JV Consent required for the inclusion of the JV Property Partnership as a Property Partnership under this Agreement.

         "LAND" shall have the meaning set forth in Section 2.1(a).

         "LEASES" shall have the meaning set forth in Section 2.1(d).

         "LEGAL REQUIREMENTS" shall have the meaning set forth in Section
4.1(d).

         "LIABILITIES" shall mean liabilities, indebtedness, obligations, commitments, expenses, claims or guarantees of any nature (whether absolute, accrued, contingent or otherwise.)

         "LOAN ASSUMPTION DOCUMENTS" shall have the meaning set forth in
Section 8.2(o).

         "MAJOR CASUALTY" shall have the meaning set forth in Section 12.2.

         "MATERIAL ADVERSE EFFECT," with respect to any Property Partnership or the Transferee, shall mean a material adverse effect (or any development that, insofar as reasonably can be foreseen, in the future is reasonably likely to have a material adverse effect) on the business, results of operations or financial condition of such entity or its ability to consummate the transactions contemplated by this Agreement; with respect to any Real Property, shall mean a material adverse effect (or any development that, insofar as reasonably can be foreseen, in the future is likely to have a material adverse effect) on the use or occupancy of such Real Property; and, with respect to any Contributing Partner, shall mean a material adverse effect on the ability of such Contributing Partner to consummate the transactions contemplated by this Agreement.

         "MATERIAL TAKING" shall have the meaning set forth in Article 13.

         "NET VALUE" shall mean an amount equal to $248,000,000, reduced by the sum of (i) the outstanding principal balance plus all accrued and unpaid interest thereon outstanding on the Initial Closing Date on the Assumed Loans,
(ii) the Cash Consideration, (iii) the Assigned Value of each Property Partnership that owns a Withdrawn Property, (iv) the amount of any reduction in the Net Value made pursuant to Section 2.2(c) hereof in the event of a transfer of less than 100% of the Partnership Interests in a Property Partnership, and (v) the amount set forth on Schedule 2.2(d) if the JV Property Partnership ceases to be a Property Partnership hereunder as provided in Section 2.2(d).

         "NON-SIGNING PROPERTY PARTNERSHIP" shall have the meaning set forth in the introduction hereto.

         "OBJECTION NOTICE" shall have the meaning set forth in Section 4.3(b).

         "OP AGREEMENT" shall mean the Agreement of Limited Partnership of the Operating Partnership.

         "OPERATING PARTNERSHIP" shall have the meaning set forth in the introduction hereto.

         "PARTNERSHIP INTERESTS" shall have the meaning set forth in Section 2.2(a).

         "PERMITS AND LICENSES" shall have the meaning set forth in Section 2.1(e).

         "PERMITTED ENCUMBRANCES" shall have the meaning set forth in Section
4.1.

         "PERSONAL PROPERTY" shall have the meaning set forth in Section 2.1(c).

         "PHYSICAL INSPECTIONS" shall have the meaning set forth in Section 8.7(c).

         "PROJECT CRITERIA MEMORANDUM" shall have the meaning set forth in
Section 3.3(c).

         "PROPERTY" shall have the meaning set forth in Section 2.1.

         "PROPERTY FINANCIALS" shall have the meaning set forth in Section
5.1(l).

         "PROPERTY PARTNERSHIP" shall have the meaning set forth in the introduction hereto.

         "PROPERTY PARTNERSHIP TAX PERIOD" shall have the meaning set forth in
Section 16.1.

         "PROPOSED ACQUISITION TRANSACTION" shall have the meaning set forth in
Section 7.1(l).

         "QUALIFYING INCOME" shall have the meaning set forth in Section
14.3(b).

         "REAL PROPERTY" shall have the meaning set forth in Section 2.1(b).

         "RECIPIENT" shall have the meaning set forth in Section 14.3(c).

         "REGISTRATION RIGHTS AGREEMENT" shall mean the registration rights agreement to be entered into by the Company, the Operating Partnership and the Investors (as defined therein) on or prior to the Initial Closing Date, substantially in the form of Exhibit III.

         "REHIRED EMPLOYEES" shall have the meaning set forth in Article 17.

         "REIT REQUIREMENTS" shall have the meaning set forth in Section
14.3(b).

         "RENT ROLL" shall have the meaning set forth in Section 5.1(c).

         "SEC" shall mean the Securities and Exchange Commission.

         "SEC DOCUMENTS" shall have the meaning set forth in Section 6.1(g).

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SECURITY DEPOSITS" shall have the meaning set forth in Section 2.1(d).

         "SERVICE CONTRACTS" shall have the meaning set forth in Section 2.1(e).

         "SHARE PRICE" shall mean the average of the closing prices of the Shares on the New York Stock Exchange during the period of fifteen (15) trading days concluding with the last trading day that is three (3) days prior to the Initial Closing Date.

         "SHARE" shall mean a share of common stock of the Company issued pursuant to this Agreement.

         "SUBMISSION DATE" shall have the meaning set forth in Section 3.5.

         "SUBSIDIARY" shall mean (i) any entity of which the Company (or other specified entity) shall own directly or indirectly through a subsidiary, a nominee arrangement or otherwise (x) at least a majority of the outstanding capital stock (or other shares of beneficial interest) or (y) at least a majority of the partnership, joint venture or similar interests, and (ii) any entity in which the Company (or other specified entity) is a general partner or joint partner, including, without limitation, the Operating Partnership.

         "SUBSTANTIAL COMPLETION" shall mean, as to any specific building within a Development Property, the point in time at which a certificate of occupancy is issued for such building.

         "SURVEYS" shall have the meaning set forth in Section 4.1(e).

         "TAXES" shall mean all federal, state, county, local, foreign and other taxes of any kind whatsoever (including, without limitation, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, license, stamp, environmental, withholding, employment, unemployment compensation, payroll related and property taxes, import duties and other governmental charges or assessments), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto, and including expenses associated with contesting any proposed adjustment related to any of the foregoing.

         "TCR" means Trammell Crow Residential Company.

         "TCR-AFFILIATED CONTRIBUTING PARTNER" shall have the meaning set forth in Schedule 2.2(a).

         "TCR CURE PERIOD" shall have the meaning set forth in Section 4.3(b).

         "TCR INDEMNIFIED PARTY" shall have the meaning set forth in Section
15.2.

         "TCR PARTIES" shall have the meaning set forth in introduction hereto.

         "TCR PROPRIETARY NAMES" shall have the meaning set forth in Section 2.1(g).

         "TCR REPRESENTATIVES" shall have the meaning set forth in Section 3.1.

         "TENANTS" shall have the meaning set forth in Section 2.1(d).

         "TITLE OBJECTION" shall have the meaning set forth in Section 4.3(b).

         "TITLE POLICIES" shall have the meaning set forth in Section 4.3(a).

         "TRADEMARKS" shall have the meaning set forth in Section 2.1(g).

         "TRANSFEREE" shall have the meaning set forth in the introduction hereto.

         "TRANSFEREE INDEMNIFIED PARTY" shall have the meaning set forth in
Section 15.1(a).

         "TRANSFEREE REPRESENTATIVE" shall have the meaning set forth in
Section 19.11.

         "UNIT" shall mean a unit of limited partnership interest in the Operating Partnership.

         "WITHDRAWN PROPERTY" shall have the meaning set forth in Section 3.5.

ARTICLE 2.  SUBJECT OF CONVEYANCE AND ASSIGNMENT.

         Section 2.1 Real Property and Related Assets. Each Property Partnership represents that immediately prior to the applicable Closing, it owns each of the assets listed below (collectively, the "PROPERTY," which term may mean all of the Property of the Property Partnerships collectively, or, when so indicated by the context, may refer only to that portion of the Property owned by an individual Property Partnership), which Property will remain an asset of such Property Partnership after the applicable Closing Date:

                  (a) the real property listed adjacent to the Property Partnerships name on Schedule 2.1(a) (the "LAND") and all of the improvements located on the Land, whether completed or under construction (the
"IMPROVEMENTS");

                  (b) all rights, privileges, grants and easements appurtenant to the Property Partnership's interest in the Land and the Improvements, if any, including, without limitation, all of the Property Partnership's right, title and interest in and to all land lying in the bed of any public street, road or alley, all mineral and water rights and all easements, licenses, covenants and rights-of-way or other Improvements (the Land and the Improvements and all such rights, privileges, easements, grants and appurtenances are sometimes referred to herein as the "REAL PROPERTY");

                  (c) except as set forth on Schedule 2.1(c) and except for proprietary software owned or licensed by TCR, all personal property, fixtures, equipment, inventory, computer hardware and computer programming and software owned or licensed by the Property Partnership and located on the Real Property (the "PERSONAL PROPERTY"); provided, however, that the Property Partnership shall have the right to continue to use the proprietary software owned or licensed by TCR, in a manner consistent with its prior usage, for a period of eight weeks after the Initial Closing Date, subject to any conditions for such continued usage required by any unrelated third party licensors;

                  (d) all leases and other agreements with respect to the use and occupancy of the Real Property, together with all amendments and modifications thereto and any guaranties provided thereunder (the "LEASES"), and all rents, additional rents, reimbursements, profits, income, receipts and any amounts deposited under the Leases in the nature of refundable security (the "SECURITY DEPOSITS") for the performance of the obligations of the parties occupying space at the Real Property pursuant to the Leases (the "TENANTS");

                  (e) (i) except to the extent terminable upon a change in control of the Property Partnership or as set forth on Schedule 2.1(e)(i), all permits, licenses, guaranties, approvals, certificates and warranties relating to the Real Property and the Personal Property (collectively, the "PERMITS AND LICENSES"); and (ii) all of the Property Partnership's right, title and interest in and to those contracts and agreements on Schedule 2.1(e)(ii) for the servicing, maintenance and operation of the Real Property, including, without limitation, equipment leases and other agreements affecting the Real Property and all such contracts and agreements entered into subsequent to the Effective Date (the "SERVICE CONTRACTS" and, together with the Permits and Licenses, the "INTANGIBLE PROPERTY");

                  (f) all books, records, promotional material, tenant data, leasing material and forms, past and current rent rolls, files, statements, Tax returns, market studies, keys, plans, specifications, reports, tests and other materials of any kind owned by the Property Partnership that are or may be used by the Property Partnership in the use and operation of the Real Property or the Personal Property; provided, however, that nothing contained in this Agreement shall grant the Transferee agrees that it shall not reuse any architectural plans or specifications in any manner other than for the maintenance and repair of the Real Property (collectively, the "BOOKS AND RECORDS");

                  (g) except as set forth on Schedule 2.1(g), all trademarks, trade names or symbols, if any, under which the Real Property (or any part thereof) is operated (the "TRADEMARKS"); provided, however, that the Transferee acknowledges and agrees that the right to use the names "Trammell Crow" or "Trammell Crow Residential Services," the acronyms "TCR" or "TCRS", or any name containing "Trammell Crow", "TCR" or "TCRS" (collectively, the "TCR PROPRIETARY NAMES") is not included within the Trademarks and, accordingly, the Transferee shall have no right to the use of any TCR Proprietary Names, but shall be allowed a period of ninety (90) days after the applicable Closing Date to change any signage on the Real Property containing any TCR Proprietary Name; provided, further, that the Transferee acknowledges and agrees that the right to use the names "Oaks" or "Vinings" is not included within the Trademarks and, accordingly, the Transferee shall have no right to the use of the names "Oaks" or "Vinings", except for a period of one-hundred and eighty (180) days after the applicable Closing Date, during which period a Property Partnership may continue to use such names in a manner consistent with its current usage;

                  (h) all other rights, privileges and appurtenances owned by the Property Partnership, if any, related in any way to the rights and interests described above in Section 2.1, including, but not limited to, all warranties from landscaping contractors or any other third parties, but excluding in all cases all warranties from all persons or entities affiliated with TCR except to the extent provided in Section 3.3(c), provided, that such TCR affiliates assign to the Property Partnerships all warranties it may have with respect to the Property from unrelated third parties.

         Section 2.2       Conveyances of Partnership Interests.

                  (a) The Property Partnerships (i) shall at the election of the Company, (x) cause each of its constituent partners (each, a "CONTRIBUTING PARTNER") to transfer to the Operating Partnership 100% of its respective partnership interests in the Property Partnership, (the "PARTNERSHIP INTERESTS") or (y) be merged with and into the Operating Partnership and (ii) shall cause each of its Contributing Partners to satisfy the following conditions:

                           (i)  each Contributing Partner that is identified on
Schedule 2.2(a) as a TCR-affiliated entity shall execute and deliver to the Operating Partnership an Addendum A; and

                           (ii) each of the Property Partnership's Partners that
is identified on Schedule 2.2(a) as a third-party equity investor shall execute and deliver to the Operating Partnership an Addendum B; provided that if, prior to the applicable Closing, a TCR-affiliated entity acquires the Partnership Interest of the Property Partnership's third-party equity investor, such TCR-affiliated entity shall execute and deliver to the Operating Partnership an Addendum A, in which case the Property Partnership's third-party equity investor shall no longer be required to execute and deliver to the Operating Partnership an Addendum B.

                  (b) Prior to the transfer of all of the Partnership Interests of a Property Partnership pursuant to this Section 2.2, notwithstanding any contrary provision in this Agreement, such Property Partnership reserves the right to distribute all cash on hand and in its accounts to its partners prior to the applicable Closing, except to the extent the Property Partnership has any Liabilities (other than the Assumed Loans or the Liabilities adjusted at the applicable Closing under Article 9) that will not be satisfied at the applicable Closing.

                  (c) With the prior written consent of the Company (which it may give or withhold in its sole discretion), the partners of a Property Partnership may transfer less than 100% of their respective Partnership Interests to the Operating Partnership, in which event the Net Value shall be reduced by an amount mutually agreeable to the Company and such partners or members. If the Company and such partners are unable to agree on such amount prior to five (5) Business Days prior to the applicable Closing Date, then any such party may request binding arbitration of such amount by the method set forth in Section 3.5.

                  (d) Notwithstanding anything to the contrary contained herein, the TCR Parties agree to use their good faith commercially reasonable efforts to obtain, as soon as reasonably possible, the necessary consent (the "JV CONSENT") of the third-party equity investor in the Property listed on Schedule 2.2(d) (the "JV PROPERTY PARTNERSHIP") required for inclusion of the JV Property Partnership as a Property Partnership under this Agreement and the conveyance of the Property Partnership related thereto pursuant to this Section 2.2 at the Initial Closing. The TCR Representative shall inform the Transferee within two
(2) Business Days of their receipt of the JV Consent. In the event that the JV Consent is not received on or before ten (10) days (or such shorter period as may be acceptable to the Transferee) prior to the Initial

Closing Date, the JV Property Partnership shall no longer constitute a Property for purposes of this Agreement and the Net Value shall be reduced at the Initial Closing by the applicable amount set forth on Schedule 2.2(d).

                  (e) It is understood that, with respect to any Property or Partnership Interests transferred in consideration for the issuance of Shares by the Company, the conveyance shall be deemed to be a conveyance to the Company, followed by a contribution by the Company to the Operating Partnership, and the conveyance by the Contributing Partner to the Operating Partnership shall be deemed made for the convenience of consolidating those transfers.

         Section 2.3 Several Liability. Except as provided in Article 15, none of the TCR Parties shall have joint and several liability hereunder. Instead, each TCR Party shall have several liability hereunder for the covenants, agreements, representations and warranties made by it hereunder to the extent and only to the extent that any such covenant, agreement, representation or warranty relates to itself or to the Property or Partnership Interests, as the case may be, owned or transferred by it.

         Section 2.4  Access to Books and Records. The Transferee agrees that
(a) the TCR Representatives shall have access after the applicable Closing to the Books and Records relating to periods prior to the applicable Closing for inspection or duplication at the offices of the Transferee at reasonable times and upon reasonable notice and (b) through the eighth (8th) anniversary of the applicable Closing Date, before any Property Partnership's Books and Records relating to periods prior to the applicable Closing are destroyed or disposed of by the Transferee, the Transferee shall offer to return such Books and Records (and the computer programs necessary to retrieve the same) to the TCR Representatives, at the TCR Representatives' cost and expense, if the TCR Representatives affirmatively respond to such offer within ten (10) Business Days after receipt of same.

         Section 2.5 No Contributing Partner Liability. Except as otherwise expressly provided in Section 2.3, nothing herein shall create any Liability of any Contributing Partner or any of their employees, directors, shareholders, partners, members or other affiliates. Notwithstanding the foregoing, no Contributing Partner shall have any Liability under this Agreement (notwithstanding references in this Agreement to covenants or representations and warranties being made by a Contributing Partner) unless the Contributing Partner (i) is a signatory to this Agreement or (ii) executes an Addendum A or an Addendum B, and then, in either circumstance, the Liability of such Contributing Partner shall be several, and not joint, and limited exclusively to the terms of this Agreement and Addendum A or Addendum B, as applicable.

ARTICLE 3  VALUE AND PAYMENT TERMS.

         Section 3.1 Issuance of Equity Securities. At the Initial Closing, the Transferee shall issue and deliver to the persons set forth on Schedule 3.1(a), as the designated representatives of the TCR Parties (the "TCR REPRESENTATIVES"), that number of Equity Securities attributable to the Property or Partnership Interests then being transferred (such transferred assets, the "INITIAL CONTRIBUTION") determined by dividing (i) the aggregate amount of the Net Value less the Net Value attributable to the Development Property as set forth on Schedule 3.1(b) by (ii) the Share Price. At the Development Property Closing, the Transferee shall issue and deliver to the TCR Representatives that number of Equity Securities attributable to the Development Property determined by dividing the Net Value set forth on Schedule 3.1(b) by the Share Price. The TCR Representatives shall give the Transferee notice at least ten (10) Business Days before the Initial Closing Date of the name, address and other reasonable information required by the Company or the Operating Partnership of or relating to the Distributees.

         Section 3.2  Assumption of Indebtedness.

                  (a) With respect to all transfers of Partnership Interests pursuant to this Agreement, (i) the Transferee acknowledges and agrees that each of the obligations listed on Schedule 3.2 (collectively, the "ASSUMED LOANS") will remain a Liability relating to the respective Property after the Initial Closing Date and (ii) the Operating Partnership agrees that it will pay and perform any and all indebtedness and obligations of the TCR Parties under each of the Assumed Loans after the Initial Closing Date.

                  (b) The Transferee further agrees that, (x) at the Initial Closing, the TCR Parties and their affiliates and any of their constituent owners who have guaranteed any amount with respect to any of the Assumed Loans shall be released from any and all liability for the Assumed Loans and (y) if the Transferee is unable for any reason to consummate any assumption or release contemplated by this Section 3.2 (other than due to any breach by the Transferee of any of its agreements or covenants contained in this Agreement, in which case the Transferee shall not be relieved of its obligations pursuant to the provisions of clause (a) of this Section 3.2), the Operating Partnership shall cause such Assumed Loan to be paid in full at the Initial Closing, and such payment, in lieu of assumption, shall not affect the determination of Net Value or the Cash Consideration. Each Property Partnership (and each Contributing Partner) shall be responsible for the payment at the Initial Closing of any prepayment premium or penalty due in connection with the Operating Partnership's prepayment of any Assumed Loan of that Property Partnership (or, in the case of a Contributing Partner, the Assumed Loan of the Property Partnership of which that Contributing Partner is a partner or a member).

         Section 3.3  Development Property.

                  (a) The Real Property described in Schedule 3.3 (the "DEVELOPMENT PROPERTY") is presently under construction. The Net Value allocated to the Development

Property and the means of payment (Cash Consideration or Equity Securities) is set forth on Schedule 3.1(b). The Closing (the "DEVELOPMENT PROPERTY CLOSING") with respect to the contribution of Partnership Interests for the Property Partnership that owns the Development Property (the "DEVELOPMENT PROPERTY PARTNERSHIP") shall occur on the date which is forty-five (45) days after issuance of final unconditional certificates of occupancy (or their functional equivalents) for all elements of the Development Property or at such later date as may be selected by the Development Property Partnership, but in no event later than twelve (12) months after the Initial Closing Date (the "DEVELOPMENT PROPERTY CLOSING DATE");

                  (b) In addition to all other applicable provisions of this Agreement, the Development Property Closing shall be conditioned upon the following:

                      (i) issuance of the final unconditional certificates of occupancy (or their functional equivalents) for all elements of the Development Property;

                      (ii) a certificate of final completion issued by the Property Partnership's architect for the Development Property, addressed to the Development Property Partnership and the Transferee, substantially in the form of Exhibit IV(a);.

                      (iii) an as-built survey of the Development Property prepared in accordance with the minimal technical requirements of the State of Florida showing no encroachments or violations of any recorded instruments and reflecting no matter (not disclosed on the Surveys) that insofar as can reasonably be foreseen, is likely to result in a Material Adverse Effect on the Development Property;

                      (iv) an update to the environmental report of the environmental consultant that prepared the Phase I environmental reports listed on Schedule 3.3(a)(iv) with respect to the Development Property, which update shall be at the Transferee's cost and shall be prepared by the same environmental consultant, reflecting no change that, insofar as can reasonably be foreseen, is likely to result in a Material Adverse Effect in the environmental condition of the Development Property from the date of such Phase I report, the receipt and sufficiency of which Phase I report is hereby acknowledged by the Transferee;

                      (v) certification to the Operating Partnership from the TCR-affiliated Contributing Partner of the Development Property Partnership that
(I) to the best of its knowledge, the project has been completed in all material respects in a workmanlike manner and in substantial accordance with the standards established by the Project Criteria Memorandum and all applicable land use laws; provided that, with respect to landscaping, deviations from such standards as a result of field conditions may have been made; provided further that the expenditures relating to landscaping shall be substantially as set forth in the Project Criteria

Memorandum, and (II) the general contractor has been paid in full or any claims or liens have been bonded, substantially in the form of Exhibit V;

                      (vi) certification to the Operating Partnership from the general construction contractor that the project has been completed substantially in accordance with the plans and specifications contained in the general construction contract and that the general construction contractor and all contractors, subcontractors, materialmen and suppliers have been paid in full or any claims or liens have been bonded, substantially in the form of
Exhibit VI;

                      (vii) final lien waivers from the general construction contractor, all subcontractors, all materialmen, and all other individuals or entities that have furnished labor or materials to the Development Property;

                      (viii) affidavits and indemnity agreements from the general partner of the Development Property Partnership and the Development Property's general construction contractor in such standard form as the title insurer and the Operating Partnership may reasonably require representing that the agreed price or reasonable value of all labor and materials furnished to the Development Property has been paid in full and indemnifying the Development Property Partnership and the title insurer against all losses arising from a breach of the representation, along with such other documents sufficient to enable the title insurer to agree to remove from the title policy all exceptions for unfiled mechanics' and materialmen's liens; and

                      (ix) certification from the Development Property's general construction contractor that all utilities and amenities customary in the operation of new Class A multi-family apartment complexes are operational and servicing the Development Property and that all applicable connection and impact fees have been paid in full.

                      (x) evidence of the warranty described in Section 3.3(c) from the general construction contractor.

         In addition, the Development Property Partnership agrees to replace all dead landscaping planted on the Land related to the Development Property with live landscaping at least two (2) Business Days prior to the Development Property Closing Date.

         In the event any of the foregoing conditions are not satisfied, Transferee may (i) terminate this Agreement with respect to the Development Property (and the Development Property Partnership), (ii) extend the Development Property Closing Date for up to an additional one hundred twenty (120) days or
(iii) waive any conditions and proceed to the Development Property Closing. Such election shall be made by Transferee by written notice to the

Development Property Partnership at least two (2) Business Days prior to the Development Property Closing Date.

                  (c) The Development Property Partnership agrees to proceed diligently to complete construction of the Development Property in a good and workmanlike manner, substantially in accordance with the plans and specifications set forth on Schedule 3.3(c) (the "PROJECT CRITERIA MEMORANDUM"), and in accordance with all applicable laws as currently enforced by applicable government officials. The Development Property Partnership shall permit a construction representative from the Transferee to inspect the work from time to time during normal business hours and after notice to and coordination with the site superintendent and attend job meetings. The Transferee shall approve the work on a monthly basis as it proceeds, such approval limited solely to items readily visible and customarily included in a once-a-month job-site inspection.

                  In addition to any other provisions of this Agreement, the Development Property Partnership, after the Development Property Closing, shall be the beneficiary of a warranty from the general construction contractor of the Development Property (which is a TCR affiliated entity) for a period of one (1) year from Substantial Completion of each building within the Development Property that such building is free from any and all material defects in material and workmanship and has been completed in all material respects in accordance with the Project Criteria Memorandum other than with respect to landscaping. Evidence of this warranty shall be delivered at the Development Property Closing.

                  (d) Commencing on the Initial Closing Date, the Transferee shall assume responsibility for the management and leasing of the Development Property pursuant to a Management and Leasing Agreement which provides for (i) a management fee equal to the greater of 3 1/2% of gross receipts or $4,000 per month (prorated for any partial month by the number of days in such month) commencing on the Initial Closing Date, (ii) the mutual agreement of an operating and leasing budget sufficient to diligently maintain such levels of advertising, promotion, maintenance and preservation appropriate to new construction and initial lease up (consistent with the Development Property Partnership's current budget attached hereto as Schedule 3.3 (d)) and to maintain insurance covering the Development Property against loss by fire, windstorm, explosion or other casualty in an amount not less than its full insurable value, and (iii) the termination thereof upon termination of this Agreement.

                  (e) The parties and the TCR Representatives agree that the consideration at the Initial Closing shall be distributed to the Property Partnerships with the exception of the Development Property Partnership which shall not receive any consideration prior to the Development Property Closing.

         Section 3.4 Cash Consideration. At each Closing, the Transferee shall pay the TCR Representatives, for the accounts of the TCR Parties, an amount of cash designated as the "CASH CONSIDERATION," which amount shall not exceed $115,000,000 in the aggregate for both of the Closings. The TCR Representatives shall give the Transferee written notice of the amount of the Cash Consideration to be delivered to the TCR Representatives at the Initial Closing at least ten
(10) days before the Initial Closing Date and of the amount of Cash Consideration to be delivered to the TCR Representatives at the Development Property Closing no later than the Initial Closing Date

         Section 3.5 Withdrawn Properties. A "WITHDRAWN PROPERTY" shall be any Affected Property, Damaged Property or Condemned Property as to which this Agreement has been terminated pursuant to Sections 4.3 or 12.2 or Article 13, respectively, or any Real Property that has tax exempt bond financing associated therewith, the interest payable on which would cease to be tax exempt as a result of the transactions contemplated by this Agreement; provided, however, that if any one of the Properties listed on Schedule 3.5 becomes a Withdrawn Property, then all of the Properties listed on Schedule 3.5 shall be Withdrawn Properties. In the event any Real Property becomes a Withdrawn Property,
Schedule 3.2 shall be revised to delete the Assumed Loan associated with such Withdrawn Property from the definition of Assumed Loans and the TCR Representatives and the Transferee shall each use good faith efforts to mutually agree upon the assigned value for the Property Partnership that owns such Real Property (the "ASSIGNED VALUE"), taking into account the relation of the Withdrawn Property to the value of the entire portfolio being acquired as a result of the transactions contemplated by this Agreement. If the parties are unable to agree on the Assigned Value by the fifth (5th) Business Day prior to the applicable Closing Date, then either party may request binding arbitration of the Assigned Value by the following method. Arthur Andersen LLP is hereby appointed by the parties as the neutral arbitrator (the "ARBITRATOR") of the Assigned Value; provided that if, for any reason Arthur Andersen LLP is unable to act as Arbitrator, Arthur Andersen LLP shall appoint an arbitrator to serve in its place. The party electing determination by the Arbitrator shall give written notice to the Arbitrator and the other party of such election. On the date (the "SUBMISSION DATE") that is five (5) Business Days from the date of such notice, each party shall submit to the Arbitrator its proposed Assigned Value, together with any materials it wishes to submit in support of its position. The Arbitrator shall then make its own determination of value and, within ten (10) Business Days after the Submission Date, shall select, in the Arbitrator's sole discretion, the value proposed by one or the other of the parties (the Arbitrator not being authorized to select any other value), which selected value shall then be the Assigned Value. In making its decision, the Arbitrator may make such investigation of the Real Property (including the value of any tax exempt financing) and the transactions contemplated by this Agreement, and hold such hearings, as it deems appropriate.

         Section 3.6 Guaranty. At the Initial Closing, the Company shall execute and deliver to the TCR Representatives a guarantee (the "GUARANTY") in form and substance satisfactory to the TCR Representatives whereby the Company guarantees the full and complete performance of the obligations of the Operating Partnership under this Agreement.

         Section 3.7 Management Contracts. At the Initial Closing, the Property Partnerships shall cause each management contract between a Property Partnership and a TCR-affiliated entity to be terminated.

ARTICLE 4  TITLE; MATTERS TO WHICH THIS CONTRIBUTION IS SUBJECT.

         Section 4.1 Permitted Encumbrances. The Real Property to be owned by the Property Partnerships immediately following the applicable Closing may be subject to the following encumbrances (collectively, the "PERMITTED ENCUMBRANCES"):

                  (a) any liens of real estate taxes, personal property taxes, water charges and sewer charges provided the same are not due and payable, but subject to adjustment as provided herein;

                  (b) the rights of the Tenants under leases of fifteen (15) months or less (or under no more than ten (10) leases of between fifteen (15) and twenty-four (24) months), as residential tenants only;

                  (c) any and all restrictions, covenants, agreements, easements, matters and things which are set forth in the preliminary title reports listed on Schedule 4.1(c) affecting title to the Real Property (except for loans or mortgages that are not Assumed Loans);

                  (d) any and all laws, statutes, ordinances, codes, rules, regulations, requirements, or executive mandates affecting the Real Property, including, without limitation, those related to zoning and land use ("LEGAL REQUIREMENTS");

                  (e) the state of facts shown on the surveys described on
Schedule 4.1(e) for each individual Real Property (collectively, the "SURVEYS") and any other state of facts that a recent and accurate survey of the Real Property would actually show;

                  (f) the Service Contracts;

                  (g) any installment of assessments affecting the Real Property or any portion thereof due and payable after the applicable Closing Date, but subject to adjustment as provided herein;

                  (h) any utility company's right, easement or franchise to maintain poles, lines, wires, cables, pipes, boxes or other fixtures and facilities in, over, under or upon the Real Property;

                  (i) any prohibition against the interference with the natural and unobstructed flow of any applicable brook crossing the Real Property or other riparian rights;

                  (j) such matters as a title insurance company acceptable to the Company shall be willing (without special premium to the Transferee) to omit as exceptions to coverage including minor variations between record lines and tax lot lines; and

                  (k) the liens of the Assumed Loans on those parcels of Real Property encumbered by the Assumed Loans.

         Section 4.2 Easements, Licenses and Dedications Prior to Closing. From and after the Effective Date, no Property Partnership will voluntarily grant, create or enter into any encumbrance, covenant, easement or restriction on any Real Property without the prior written consent of the Operating Partnership, which consent will not be unreasonably withheld, conditioned or delayed.

         Section 4.3  Title Matters.

                      (a) Title Matters. It shall be a condition to the Transferee's obligations hereunder that the Operating Partnership be able to obtain (or following the Operating Partnership's acquisition of the Partnership Interests of a Property Partnership, that the Property Partnership be able to obtain or maintain and increase coverage under an existing) owner's policies of title insurance (the "TITLE POLICIES") insuring good and marketable title to each Real Property in an amount designated by the Transferee (at a standard rate for such insurance) in the name of the Operating Partnership or its designees, upon delivery of the Assignment of Partnership Interest, written on a standard extended coverage 1970 ALTA Owner's Policy, free and clear of all liens, encumbrances and other matters, other than Permitted Encumbrances.

                      (b) Objections. In the event that the Transferee is unable to obtain or maintain a Title Policy in the form described above as to one or more of the Real Properties (each an "AFFECTED PROPERTY") by reason of a matter other than a Permitted Encumbrance (a "TITLE OBJECTION"), the Transferee shall give the TCR Parties written notice (the "OBJECTION NOTICE") of such Title Objections as to each Affected Property no later than three (3) Business Days after the Effective Date, or, in the case of matters that Transferee becomes aware of after the Effective Date, five (5) Business Days after the date that Transferee receives written notice of the same. Any such lien, encumbrance or other matter not raised as a Title Objection in a timely submitted Objection Notice shall be a Permitted Encumbrance. The TCR Parties shall have the option, but not the obligation, for a period of twenty (20) days following receipt of the Objection Notice (the "TCR CURE PERIOD") to cure or remedy such Title Objection whether by fully bonding off or addressing otherwise so long as such item is removed or insured on the Title Policy in a manner reasonably satisfactory to Transferee. If any Title Objection as to an Affected Property remains uncured at the end of the TCR Cure Period, the Transferee may, as its sole and exclusive remedy in such event, either (i) terminate this Agreement as to such Affected Property by written notice to the TCR Representatives not less than five (5) days after the expiration of the TCR Cure Period or (ii) waive any such uncured Title Objection, which shall thereupon become a Permitted Encumbrance. The Transferee's failure to terminate the Agreement as to any such Affected Property in the manner and within the time provided in the preceding sentence shall constitute its waiver of any uncured Title Objection relating to or affecting such Affected Property. In the event of a termination of this Agreement as to one or more of the Affected Properties under this Section 4.3, such Affected Properties shall be treated as "WITHDRAWN PROPERTY" under Section 3.5 and, subject to the provisions of Section 3.5, this Agreement shall continue in full force and effect as to all other Property.

ARTICLE 5  REPRESENTATIONS AND WARRANTIES OF THE PROPERTY PARTNERSHIPS.

         Section 5.1 Operating Representations and Warranties. In order to induce the Company and the Operating Partnership to enter into this Agreement and to perform their respective obligations hereunder, each Property Partnership hereby severally warrants and represents with respect to itself the following:

                  (a) Organization, Good Standing and Corporate/Partnership Power. The Property Partnership is a limited partnership or general partnership duly formed and validly existing under the laws of the jurisdiction in which it was organized, is duly authorized to transact business under the laws of each state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the Property Partnership, has all requisite partnership power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder, and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof.

                  (b) Authorization; No Violation. Assuming the due and valid authorization, execution and delivery of this Agreement by the Transferee, this Agreement, and the other agreements and documents to be executed by the Property Partnership hereunder, will be the legal, valid and binding obligation of the Property Partnership, enforceable against the Property

Partnership in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws relating to creditors' rights and general principles of equity. The performance by the Property Partnership, as applicable, of its duties and obligations and the consummation of the transactions contemplated under this Agreement and the documents and instruments to be executed and delivered by it hereunder will not (i) conflict with, or result in a breach of, or default under, any provision of any of the organizational documents of the Property Partnership or any agreement, instrument, decree, judgment, injunction, order, writ, law, rule or regulation, or any determination or award of any court or arbitrator, to which the Property Partnership is a party or by which its assets are or may be bound, except for any of the foregoing matters that, individually or in the aggregate, would not have a Material Adverse Effect on the Property Partnership, or (ii) require any consent, approval or authorization of, or declaration, filing or registration with, any Governmental Authority or any other person or entity, except as set forth on Schedule 5.1(b) and except where the failure to obtain any such consent, approval or authorization of, or filing or registration with, any governmental or regulatory authority or other person or entity would not have a Material Adverse Effect on the Property Partnership. Evidence of all necessary consents from the Partners of the Property Partnership has been shown to the Transferee prior to the execution hereof.

                  (c) Rent Roll. The Property Partnership (other than the Development Property Partnership ) has delivered or caused to be delivered to the Operating Partnership a rent roll (a "RENT ROLL") for each Real Property that it owns immediately prior to the Effective Date that is current as of the date of the normal closing of the books and records of such Real Property. To the Property Partnership's knowledge, the information set forth in the Rent Roll is true and correct as of such date in all material respects. To the Property Partnership's knowledge, the Rent Roll reflects all of the leases, tenancies or occupancies materially affecting the Real Property as of such date.

                  (d) Work on Real Property. To the Property Partnership's knowledge, no work has been performed on the Real Property that it owns immediately prior to the applicable Closing that would require an amendment to the certificate of occupancy for such Real Property for which an amendment has not been obtained, and, to the Property Partnership's knowledge, any and all work performed at such Real Property has been performed in all material respects in accordance with all Legal Requirements of all applicable Governmental Authorities.

                  (e) Validity of Service Contracts. To the Property Partnership's knowledge, there are no service contracts, equipment leases, union contracts, employment agreements, management agreements or other agreements materially affecting its Property or the operation thereof other than the Service Contracts. To the Property Partnership's knowledge, all of the Service Contracts of which it is a party or that affect in any way its Property are in full force and effect without any material default or claim of material default by any party thereto. To the Property Partnership's knowledge, all sums presently due and payable by it under such Service

Contracts have been fully paid. There are no management contracts with respect to the Property except contracts with TCR-affiliated entities (which will be terminated at Initial Closing in accordance with Section 3.7).

                  (f) No Litigation. Except as set forth on Schedule 5.1(f) or except as covered by insurance, there is no action, suit, claim, investigation, labor dispute, litigation or proceeding currently pending or, to the Property Partnership's knowledge, threatened, at law or in equity, against or related to the Property Partnership or to all or any part of its Property, the environmental condition thereof, or the operation thereof before or by any applicable Governmental Authority.

                  (g) No Actions Relating to Real Property. Except as set forth on Schedule 5.1(g), the Property Partnership has received no written notice nor does it otherwise have knowledge of (i) pending or contemplated annexation or condemnation proceedings, or private purchase in lieu thereof, affecting or which may affect its Real Property, or any part thereof, (ii) proposed or pending proceedings to change or redefine the zoning classification of all or any part of its Real Property, (iii) proposed or pending special assessments affecting its Real Property or any portion thereof, (iv) penalties or interest due with respect to real estate taxes assessed against its Real Property and (v) proposed changes in any road or grades with respect to the roads providing a means of ingress and egress to its Real Property.

                  (h) No Violations of Legal Requirements. Except as set forth on Schedule 5.1(h), the Property Partnership has not received written notice from any Governmental Authority of any violations (including environmental) of any Legal Requirements affecting the Real Property nor does the Property Partnership have knowledge that any such Governmental Authority contemplates the issuance thereof. To the Property Partnership's knowledge, except as disclosed on Schedule 5.1(h), there are no outstanding orders, judgments, injunctions, decrees or writ of any Governmental Authority against or involving the Property Partnership or its Real Property that, individually or in the aggregate, would have a Material Adverse Effect on the Property Partnership.

                  (i) Solvency. There does not exist in effect with respect to the Property Partnership (i) any general assignment for the benefit of creditors, (ii) any voluntary petition in bankruptcy, (iii) any involuntary petition filed by the creditors of the Property Partnership, (iv) any appointment of a receiver to take possession of all, or substantially all, of the assets of the Property Partnership, (v) any attachment or other judicial seizure of all, or substantially all, of the assets of the Property Partnership,
(vi) any admission in writing of the inability of the Property Partnership to pay its debts as they come due, or (vii) any offer of settlement, extension or composition to the creditors generally. The Property Partnership has been and will be solvent at all times prior to and immediately following the transactions provided for in this Agreement.

                  (j) Title to Personal Property. Except as set forth on
Schedule 5.1(j), the Property Partnership's Personal Property will on the applicable Closing Date be owned by the Property Partnership free and clear of any conditional bill of sale, chattel mortgage, security agreement or financing statement or other security interest of any kind, other than liens securing any of the Assumed Loans.

                  (k) Insurance/Casualty Losses. The Property Partnership has not received written notice of any outstanding requirements or recommendations by (i) any insurance company currently insuring its Property, (ii) any board of fire underwriters or other body exercising similar functions or (iii) the holder of any Assumed Loan encumbering any of its Property, which in any case require or recommend any repairs or work to be done on its Property of a material nature. There has been no damage to any portion of the Property Partnership's Property caused by fire or casualty that has not been fully repaired or restored. The Property Partnership has delivered to the Transferee prior to the execution hereof a listing of liability insurance coverage maintained by the Property Partnership at all times since 1987.

                  (l) Property Financials. The operating statements of the Property Partnership representing the results of operations of the Property Partnership (the "PROPERTY FINANCIALS"), fairly present the operating results of the Property Partnership and its Property, in each case in accordance with accounting practices applied on a basis consistent with the historical operating statements of the Property Partnership (except as otherwise indicated thereon or in the notes thereto). The Property Financials for the period ended September 30, 1997 are subject to normal year-end adjustments.

                  (m) Validity of Assumed Loan Documents. All documents, instruments and agreements evidencing, governing, securing and guaranteeing the Assumed Loans that relate to the Real Property owned by the Property Partnership (the "ASSUMED LOAN DOCUMENTS") are in full force and effect, and the Property Partnership has not received written notice from the holder of any such Assumed Loan, nor does it otherwise have knowledge, of any default or event of default thereunder.

                  (n) Taxes. To the Property Partnership's knowledge, the Property Partnership has paid all Taxes, other than sales taxes in an immaterial amount, due and payable prior to the applicable Closing and timely filed (after giving effect to any filing extension properly granted by a Governmental Authority having authority to do so) all material returns and reports required to be filed by the Property Partnership or with respect to the ownership and operation of its Real Property and for which the Operating Partnership or any of its Subsidiaries (including the Property Partnership) could be held liable or a claim made against such Real Property. Except as set forth on Schedule 5.1(n), to the Property Partnership's knowledge, there are no audits or other proceedings by any Governmental Authority pending or threatened with respect to Taxes or the Property Partnership or resulting from the ownership and operation of its Property for which the

Operating Partnership or any of its Subsidiaries (including the Property Partnership) could be held liable or against which a claim could be made and no agreement extending the period for assessment and collection has been executed with respect thereto. The Property Partnership has filed all returns and reports with respect to all Taxes as a partnership for federal tax purposes and has never elected to be treated or classified in a different manner. The Property Partnership agrees in good faith that if it is determined that immediately prior to the applicable Closing the adjusted basis of its personal property exceeds or will exceed 15% of the combined total adjusted basis of the Property Partnership's real and personal property, then the Property Partnership agrees to assist the Company to find a reasonable solution to eliminate this excess; provided that the TCR Parties shall not be obligated to take any action that could materially adversely impact the TCR Parties tax attributes.

                  (o) Restrictions on Sale; Legend. The Property Partnership hereby acknowledges that the Equity Securities are being issued and sold in a transaction not involving any public offering within the meaning of the Securities Act and that the Equity Securities have not been registered under the Securities Act. Except for any distributions of Equity Securities to the Distributees and without prejudice to the Property Partnership's and its Distributees' rights at all times to sell or otherwise dispose of all or any part of the Equity Securities pursuant to an effective Registration Statement under the Securities Act or under an exemption from registration available under the Securities Act, the Property Partnership hereby agrees not to offer, sell, transfer or otherwise dispose of any of the Equity Securities it is issued pursuant to this Agreement in the absence of registration unless the Property Partnership delivers to the Company and the Operating Partnership an opinion of a lawyer experienced in securities matters and reasonably satisfactory to the Company and the Operating Partnership, in form and substance reasonably satisfactory to the Company and the Operating Partnership, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Securities Act and under applicable state securities or "blue sky" laws. The Property Partnership hereby further acknowledges that each certificate representing the Equity Securities shall bear a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY AND THE OPERATING PARTNERSHIP HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND THE OPERATING PARTNERSHIP, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE OPERATING PARTNERSHIP, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION MAY BE

         EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER
         APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

The provisions of this Section 5.1(o) shall survive the applicable Closing indefinitely.

                  (p) Accredited Investor; Investment Intent. The Property Partnership and each of its partners as applicable, that is a Distributee is an "accredited investor" as defined in Regulation D promulgated under the Securities Act. Any Equity Securities acquired by the Property Partnership or such Distributees will be so acquired for the Property Partnership's and such Distributees' own accounts for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, in violation of the Securities Act or state securities or "blue sky" laws, without prejudice, however, to the Property Partnership's and such Distributees' rights at all times to sell or otherwise dispose of all or any part of the Equity Securities pursuant to an effective registration statement under the Securities Act or under an exemption from registration available under the Securities Act. The provisions of this Section 5.1(p) shall survive the applicable Closing indefinitely.

                  (q) Employees. The Property Partnership does not have any employees. The provisions of this Section 5.1 (q) shall survive the applicable Closing for three (3) years.

                  (r) Tax Exempt Bonds. Except as set forth on Schedule 5.1 (r) , no modifications of any tax exempt bonds or other tax exempt indebtedness relating to any Property have been made during the six (6) month period ending on the applicable Closing Date. None of the modifications set forth on Schedule 5.1(r) constituted a significant modification (within the meaning of Treasury Regulation 1.1001-3) that resulted in a reissuance of such bonds for federal income tax purposes.

                  (s) Environmental Matters. To the Property Partnership's knowledge, the Property Partnership has made available to Transferee true and complete copies of all environmental reports prepared for, or in the possession or control of Property Partnership. Except as set forth therein, to the Property Partnership's knowledge, its Real Property does not contain any hazardous materials in violation of applicable law.

                  (t) Home Owner's Associations. The Property Partnership is in compliance with all material requirements and is current on all dues of any Home Owner's Associations affecting the Property.

                  (u) Liabilities. The Property Partnership is a single purpose entity organized solely to hold its Real Property and has held no other assets and has engaged in no other business activity. The Property Partnership has no Liability, including, without limitation, any Liability to the person or entity from whom or which the Property Partnership acquired any of its Real

Property, except (i) Permitted Encumbrances, (ii) prepaid rents, (iii) refundable security deposits, (iv) Assumed Loans, (v) obligations to be repaid in full by the Property Partnership at or prior to the applicable Closing, (vi) Liabilities covered by liability insurance coverage, and (vii) Liabilities that would be covered by a title insurance policy described in Section 4.3. The provisions of this Section 5.1 (u) shall survive the applicable Closing for three (3) years.

         Section 5.2 Definition of Knowledge. As used in this Agreement, the terms to the "Property Partnership's knowledge" or "knowledge of the Property Partnership" shall mean only the "current actual knowledge" of the persons listed on Schedule 5.2 after consultation with the district manager with oversight responsibilities for Property that is the subject of the representation being made concerning the subject matter of the representation being made. As used herein, the term "current actual knowledge" shall mean only the actual, current, conscious (and not constructive, imputed or implied) knowledge of such designees, and current actual knowledge does not include constructive, imputed or implied knowledge of any employee, partner or agent or other representative of any Property Partnership other than such designees. Anything herein to the contrary notwithstanding, none of the persons listed on
Schedule 5.2 shall have any personal liability or obligation whatsoever with respect to any of the matters set forth in this Agreement or any of the representations made by the Property Partnership being or becoming untrue, inaccurate or incomplete in any respect.

ARTICLE 6  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
OPERATING PARTNERSHIP.

         Section 6.1 Operating Representations and Warranties. In order to induce the Property Partnerships and the Contributing Partners to enter into this Agreement and to perform their respective obligations hereunder, the Company and the Operating Partnership hereby jointly and severally warrant and represent the following:

                  (a) Organization, Good Standing and Corporate Power of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, is duly authorized to transact business under the laws of any state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the Company, has all requisite corporate power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder, and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof. The Board of Directors of the Company has approved this Agreement and the transactions contemplated hereby.

                  (b) Organization, Good Standing and Partnership Power of the Operating Partnership. The Operating Partnership is a limited partnership duly organized and validly existing under the laws of the State of Georgia, is duly authorized to transact business under the laws of any state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the Operating Partnership, has all requisite corporate power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder, and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof.

                  (c) Authorization; No Violation. Assuming the due and valid authorization, execution and delivery of this Agreement by the TCR Parties, this Agreement and the other agreements and documents to be executed and delivered by each of the Company and the Operating Partnership hereunder, when duly executed and delivered, will be the legal, valid and binding obligation of each of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights and general principles of equity. The performance by each of the Company and the Operating Partnership of its respective duties and obligations under this Agreement and the documents and instruments to be executed and delivered by each of them hereunder will not (i) conflict with, or result in a breach of, or default under, any provision of any of the organizational documents of either of the Company or the Operating Partnership or any agreements, instruments, decrees, judgments, injunctions, orders, writs, laws, rules or regulations, or any determination or award of any court or arbitrator, to which either of the Company or the Operating Partnership is a party or by which the assets of either are or may be bound, except for any of the foregoing matters that, individually or in the aggregate, would not have a Material Adverse Effect on the Company or the Operating Partnership, or (ii) require any consent, approval or authorization of, or declaration, filing or registration with, any applicable Governmental Authority or other person or entity, except for customary disclosure filings with the SEC, the SEC filings required under Section 7.9, listing applications with the New York Stock Exchange and state "Blue Sky" filings and except where the failure to obtain such consent, approval or authorization of, or filing or registration with, any governmental or regulatory authority or other person or entity would not have a Material Adverse Effect on the Company or the Operating Partnership.

                  (d) No Shareholder Approval Required. The approval of the Company's shareholders of the transactions contemplated by this Agreement is not a prerequisite to the Company's corporate power to execute and deliver this Agreement or any other documents and instruments to be executed and delivered by it hereunder or to perform its obligations hereunder and thereunder, including, without limitation, the issuance of the Equity Securities. The Company's wholly owned subsidiaries are the only partners of the Operating Partnership, and the Company agrees to cause such partners to approve any amendment to the OP Agreement as described in Section 7.3, and such approval is the only vote of the holders of any security of the Operating Partnership or any Subsidiary necessary (under applicable law or otherwise) to approve any of the transactions contemplated hereby.

                  (e) OP Agreement. The Operating Partnership has furnished to the TCR Representatives a true and complete copy of the OP Agreement, as amended to the Effective Date. The OP Agreement is in full force and effect and has not been further amended. No action has been taken or is pending as of the Effective Date, nor, as of the Closing Date, will have been taken, to amend the OP Agreement (except as required by Section 7.3) or for the termination or dissolution of the Operating Partnership.

                  (f) Equity Securities. The Equity Securities to be issued hereunder are or prior to the Closing will be duly authorized and, when issued by the Transferee, will be, in the case of Units, validly issued under the terms of the OP Agreement and, in the case of the Shares, fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of interest of any third party of any nature whatsoever, other than restrictions under federal and applicable state securities laws. The Shares to be issued by the Company, including those issued upon exchange of the Units, are, or prior to the Closing will be, reserved for future listing with the New York Stock Exchange prior to the date of issuance, and, upon such issuance, will be fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of interest of any third party of any nature whatsoever.

                  (g) SEC Documents. The Company has caused to be delivered to the TCR Representatives copies of the Company's Annual Reports on Form 10-K for the years ended December 31, 1995 and 1996 as filed with the SEC pursuant to the Exchange Act, the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 as filed with the SEC pursuant to the Exchange Act, all current reports on Form 8-K (if any) filed with the SEC pursuant to the Exchange Act subsequent to December 31, 1996 and descriptions of all registration statements and related prospectuses and supplements filed by the Company and declared effective under the Securities Act since January 1, 1994 (collectively, the "SEC DOCUMENTS"). The Company will cause to be delivered to the TCR Representatives copies of such additional documents as may be filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act between the Effective Date and the Closing Date. The SEC Documents were, and those additional documents filed between the Effective Date and the Closing Date will be, (i) prepared and filed in material compliance with the rules and regulations promulgated by the SEC and applicable to such SEC Documents, (ii) did not and will not, as of their respective dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements contained therein, in light of the circumstances under which they were made or will be made, not misleading (except to the extent that such statements have been modified by subsequently filed SEC Documents), and (iii) include all the documents (other than preliminary material) that the Company was required to file with the SEC since December 31, 1994.

                  (h) Financial Statements. The consolidated financial statements included in the SEC Documents have been prepared in all material respects in accordance with generally accepted accounting procedures applied on a consistent basis during the period involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by applicable rules and regulations of the SEC) and present fairly (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the consolidated financial position of the Company and its consolidated Subsidiaries at the dates thereof and the consolidated results of operations and cash flows for the periods then ended.

                  (i) No Litigation. Except as described in the SEC Documents, there is no action, suit, claim, investigation or proceeding, whether legal or administrative or in mediation or arbitration, pending or, to the Company's and the Operating Partnership's knowledge, threatened, at law or in equity, against either of the Company or the Operating Partnership before or by any Governmental Authority that would prevent either of the Company or the Operating Partnership from performing its respective obligations pursuant to this Agreement or which, if determined adversely, would have a Material Adverse Effect on either the Company or the Operating Partnership. There are no judgments, decrees or orders entered on a suit or proceeding against the Company or the Operating Partnership, an adverse decision with respect to which might, or which judgment, decree or order does, adversely affect the Company's or the Operating Partnership's ability to perform its respective obligations pursuant to, or the TCR Parties' rights under this Agreement, or that seeks to restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the performance of this Agreement or the transactions contemplated hereby.

                  (j) Subsidiaries. Except as set forth on Schedule 6.1(j), the Transferee has no Subsidiaries. Each Subsidiary of the Transferee listed on
Schedule 6.1(j) has been or will be duly organized, is validly existing and in good standing under the laws of the jurisdiction in which it was organized, has the power and authority to own its properties and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction under the laws of any state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the Operating Partnership, the Company or such Subsidiary. All of the outstanding equity or other participating interests of each Subsidiary listed on Schedule 6.1(j) have been duly authorized and validly issued, are fully paid and non-assessable.

                  (k) Absence of Certain Changes or Events. Except as disclosed in the SEC Documents filed with the SEC prior to the Effective Date or on Schedule 6.1(k), since September 30, 1997, the Company, the Operating Partnership and each of their respective Subsidiaries has conducted its business only in the ordinary course of such business (taking into account prior practices, including the acquisition and disposition of properties and the issuance of securities), and there has not been any change, circumstance or event that has resulted in a Material Adverse Effect on the Company, the Operating Partnership and their Subsidiaries, taken as a whole.

                  (l) No Undisclosed Liabilities. Except as set forth on
Schedule 6.1(l), none of the Company, the Operating Partnership nor any Subsidiary has any material Liabilities except for (i) Liabilities reflected or reserved against in its September 30, 1997 unaudited consolidated balance sheet,
(ii) Liabilities relating to outstanding leases that are not required to be disclosed under GAAP or (iii) current Liabilities incurred in the ordinary course of business since the date of such balance sheet (taking into account prior practices, including the acquisition and disposition of properties and the incurrence of liabilities in connection therewith).

                  (m) Capital Structure.

         (i) As of January 30, 1998: (A) the authorized capital stock of the Company consisted of 100,000,000 shares of common stock, without par value, and 20,000,000 shares of preferred stock, without par value, (B) the issued and outstanding shares of capital stock of the Company consisted of 39,176,587 shares of common stock (excluding no more than 3,200,000 shares of common stock reserved for issuance under the Company's stock option plans), 187,666 shares of Series A preferred stock, 4,000,000 shares of Series B preferred stock, 4,599,600 shares of Series C preferred stock and 1,000,000 shares of Series D preferred stock, and (c) all the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable.

         (ii)     As of the Effective Date two Units are outstanding.

         (iii) Except for the Units, the conversion or exchange rights that attach to warrants and convertible securities that are listed on Schedule 6.1(m)(iii), shares of common stock reserved for issuance under any employee or director stock option or dividend reinvestment plan and shares of preferred stock, there are no shares of common stock or any other equity security of the Company issuable upon conversion or exchange of any security of the Company or the Operating Partnership or any Subsidiary of either of them. No shareholder of the Company is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Company.

                  (n) Taxes. The Company (A) for all taxable years commencing with 1987 through the most recent December 31, has been subject to taxation as a REIT within the meaning of the Code and has satisfied all requirements to qualify as a REIT for such years, (B) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT for the tax year ending December 31, 1998, and (c) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a REIT, and to the Company's knowledge, no such challenge is pending or threatened. Each Subsidiary which is a partnership, joint venture or limited liability company has been treated since 1993 and continues to be treated for federal income tax purposes as a partnership, a qualified REIT subsidiary or disregarded for federal tax purposes, and not as a corporation or as an association taxable as a corporation. Each Subsidiary which is a corporation for federal income tax purposes and with respect to which all of the outstanding capital stock is owned solely by the Company (or solely by a Subsidiary that is a corporation wholly-owned by the Company) is a "qualified REIT subsidiary" as defined in Section 856(i) of the Code.

                  (o) No Default. Neither the Company nor the Operating Partnership nor any of their respective Subsidiaries is in default under, or in violation of, any provision of its organizational documents.

                  (p) Solvency. There is not in effect with respect to either the Company or the Operating Partnership, nor has the Company or the Operating Partnership made (i) any general assignment for the benefit of creditors, (ii) any voluntary petition in bankruptcy, (iii) any involuntary petition in bankruptcy, (iv) any appointment of a receiver to take possession of all, or substantially all, of the Company's or the Operating Partnership's assets, (v) any attachment or other judicial seizure of all, or substantially all, of the Company's or the Operating Partnership's assets, (vi) any admission in writing of its inability to pay its debts as they come due or (vii) any offer of settlement, extension or composition to its creditors generally.

                  (q) No Restrictions on Equity Securities. Except for the OP Agreement, this Agreement and as set forth on Schedule 6.1(q), there are no shareholders' agreements, partners' agreements, voting trust agreements or other restrictive agreements relating to the sale or voting of the Units or the Shares.

                  (r) Debt Instruments. Neither the Transferee nor any of its Subsidiaries is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any material loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other material contract, agreement, arrangement or understanding, to which it is a party or by which it or any of its properties or assets is bound, except as set forth on Schedule 6.1(r) and except for violations or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect on the Company.

                  (s) Form S-3. The Company meets all requirements and conditions of the SEC for eligibility of its common stock as applicable on Form S-3.

         Section 6.2 Definition of Knowledge. As used in this Agreement, the terms "Company's knowledge" or "Operating Partnership's knowledge" or "knowledge of the Company" or "knowledge of the Operating Partnership" shall mean only the "current actual knowledge" of the persons listed on Schedule 6.2. As used herein, the term "current actual knowledge" shall mean only the actual, current, conscious (and not constructive, imputed or implied) knowledge of such designees, and current actual knowledge does not include constructive, imputed or implied knowledge of any employee, agent or other representative of the Company or the Operating Partnership other than such designees. Anything herein to the contrary notwithstanding, none of the persons listed on Schedule 6.2 shall have any personal liability or obligation whatsoever with respect to any of the matters set forth in this Agreement or any of the representations made by the Company or the Operating Partnership being or becoming untrue, inaccurate or incomplete in any respect.

ARTICLE 7  COVENANTS.

         Section 7.1 Conduct of the Business of the Property Partnerships. The Property Partnerships and the Contributing Partners severally, and not jointly, covenant and agree that between the Effective Date and the applicable Closing Date, unless the Transferee has consented in writing to any other act or omission (such consent not to be unreasonably withheld, conditioned or delayed), they shall perform or observe the following with respect to the Property for which such party is responsible for conveying pursuant to this Agreement:

                  (a) Each Property Partnership will, or the Contributing Partners of each Property Partnership will cause it to, operate and maintain its Property in the ordinary course of business and use reasonable efforts to preserve for the Operating Partnership the relationships of such Property Partnership's Tenants, suppliers, managers, employees and others having on-going relationships with the Property. The Property Partnership and the Contributing Partners of such Property Partnership will not defer taking any actions or spending any of its funds, or otherwise manage the Property differently, due to the transactions contemplated by this Agreement.

                  (b) No Property Partnership, nor any Contributing Partner of the Property Partnership, will enter into, renew, extend or modify any of its Service Contracts except in the ordinary course of its business and unless any such Service Contract so entered into, renewed, extended or modified grants to the Property Partnership and its successors and assigns a right to terminate on thirty (30) days' notice with no material cost to exercise such right.

                  (c) No Property Partnership, nor any Contributing Partner of the Property Partnership, shall remove any Personal Property located in or on its Real Property, except as may be required for repair and replacement or discarded in the ordinary course of business. All replacements shall be free and clear of liens and encumbrances except to the extent the original Personal Property was so encumbered and shall be of quality at least equal to the replaced items and shall be deemed included in Personal Property to be contributed pursuant to this Agreement, without cost or expense to the Operating Partnership, other than as expressly provided herein.

                  (d) Each Property Partnership and each Contributing Partner of the Property Partnership shall, upon request of the Transferee at any time after the Effective Date, assist the Transferee in its preparation of audited statements of income and expense and such other documentation as the Transferee may reasonably request, covering the period of the Property Partnership's ownership of its Real Property.

                  (e) Each Property Partnership will make all required payments within any applicable grace period under any Indebtedness secured by a lien on its Real Property, including, without limitation, the Assumed Loans, and will comply with all material terms, covenants and conditions under any such Indebtedness, the leases on Personal Property and the Service Contracts. Each Property Partnership will pay all other accounts payable, including trade debt, when due in accordance with its past business practices.

                  (f) Except for the Permitted Encumbrances and as permitted by
Section 4.2, no Property Partnership shall cause or permit its Real Property, or any interest therein, to be alienated, mortgaged, licensed, encumbered or otherwise be transferred.

                  (g) Each Property Partnership will maintain and keep in full force and effect the hazard, liability and casualty insurance it is currently maintaining with respect to its Real Property. Each Property Partnership will take good faith efforts to locate liability insurance policies that have been maintained by such Property Partnership prior to Closing.

                  (h) Each Property Partnership shall promptly give the Transferee written notice of, and promptly deliver to the Transferee, a true and complete copy of any written notice such Property Partnership may receive, on or before the applicable Closing Date, from any Governmental Authority concerning a violation of any applicable Legal Requirements pertaining to its Property or of any written notice of default from the holder of any Assumed Loan.

                  (i) Except for actions taken in the ordinary course of business or in connection with the transactions contemplated by this Agreement (including, without limitation, one time compensation benefits related hereto), no Property Partnership (nor any Contributing Partner of the Property Partnership) shall increase compensation or benefits paid to any of the Rehired Employees or adopt, enter into, amend or terminate any employment, consulting, termination, severance or retention agreement to which a Rehired Employee is a party. Florida RS specifically agrees to be bound by the covenants in this
Section 7.1(i).

                  (j) Each Development Property Partnership shall diligently prosecute all work in progress in connection with construction of the Development Property in a good and workmanlike manner and in accordance with all applicable Legal Requirements and all documents and instruments governing or relating to such construction and will comply with the terms and conditions of Section 3.3.

                  (k) No Property Partnership (nor any Contributing Partner of the Property Partnership) shall make any modification to the terms of any of its tax exempt bonds or other tax exempt indebtedness relating to its Property.

                  (l) No Solicitation. Except in connection with the reorganization of the ownership structure of the Partnership Interests of a Property Partnership among its current partners or members and/or any TCR-affiliated entities to facilitate the transactions contemplated by this Agreement, none of the TCR Parties shall, nor shall any of their partners, shareholders, members, affiliates or representatives cause or permit the TCR Parties to, in each and any case directly or indirectly, enter into, solicit, initiate or continue any discussions or negotiations with, or encourage or respond to any inquires or proposals by, or participate in any negotiations with, or provide any information to, or otherwise cooperate in any other way with, any person or entity other than Transferee and its respective officers, directors and representatives, concerning any sale of all or a portion of the TCR Parties' assets or the interests in a Property Partnership, or any merger, consolidation, liquidation, dissolution or similar transaction involving any of the TCR Parties (each such transaction being referred to herein as a "PROPOSED ACQUISITION TRANSACTION"). None of the TCR Parties is currently engaged in discussions or negotiations with any person or entity other than the Transferee with respect to any Proposed Acquisition Transaction.

         Section 7.2 Conduct of the Business of the Transferee. The Operating Partnership and the Company covenant and agree that:

                  (a) Between the Effective Date and the Initial Closing Date, there shall be no Change in Control of the Company or the Operating Partnership; and

                  (b) Between the Effective Date and the Development Property Closing Date, the Company shall continue to qualify as a REIT for federal income tax purposes .

         Section 7.3 Amendment of OP Agreement. The Company and the Operating Partnership shall cause the OP Agreement to be amended, modified or restated as necessary to contain such terms and conditions as are satisfactory to the TCR Representatives and the Company, including, without limitation, those terms set forth on Exhibit VII.

         Section 7.4 Good Faith Efforts. Each of the TCR Parties, on the one hand, and the Company and the Operating Partnership, on the other hand, shall act in good faith and shall not take, and shall use commercially reasonable efforts to cause its respective Subsidiaries, if any, to refrain from taking, any action that would result in
(i) any of the representations and warranties of such party set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) any of the conditions precedent to Closing set forth in Article 10 not being satisfied.

         Section 7.5 Good Faith Cooperation. Subject to the terms and conditions herein provided, the parties to this Agreement shall (a) use their commercially reasonable efforts to cooperate with each other in (i) determining which filings are required to be made prior to the Closing Date with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Closing Date from, Governmental Authorities, third party secured and unsecured lenders and rating agencies in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations and (iii) preparing such financial statements (including pro forma financial statements) as may be required by the Company or the Operating Partnership for incorporation in any registration statement contemplated by
Section 7.9 hereof, or any filing required to be made with the SEC or as may otherwise be required to enable the Company to satisfy its obligations under applicable law or regulations; (b) use their commercially reasonable efforts to obtain in writing any consents required from third parties necessary to effectuate the transactions contemplated hereby; and (c) use their commercially reasonable efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors and other duly authorized representatives of the parties hereto shall take all such necessary action.

         Section 7.6 Public Announcements. The initial press release relating to this Agreement shall be a joint press release, approved by all the parties hereto and thereafter the parties shall, subject to their respective legal obligations (including requirements of stock exchanges and similar regulating bodies), consult with each other, and use commercially reasonable efforts to agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby and in making any filing with any federal or state governmental or regulatory agency or with any national securities exchange with respect thereto.

         Section 7.7 Government Filings. The Company and the TCR Parties shall use their commercially reasonable efforts to make, prior to the Initial Closing Date, all necessary filings with all Governmental Authorities to carry out the transactions contemplated by this Agreement and will pay their own expenses incident thereto, subject to Section 8.6 regarding the allocation of Closing costs. The TCR Parties have provided to the Florida Housing Finance Corporation documentation reasonably thought to be sufficient to enable such entity to approve the transactions contemplated by this Agreement.

         Section 7.8 Listing of Shares. Within ten (10) days following the Effective Date, the Company shall prepare and file with the New York Stock Exchange a listing application covering the Shares to be issued hereunder and upon exchange of the Units and shall use its commercially reasonable efforts to obtain, prior to the Initial Closing Date, approval of the listing of such Shares, subject to official notice of issuance, which approval is a condition precedent to the obligations of the TCR Parties to consummate the transactions contemplated by this Agreement. The obligations of this Section 7.8 shall survive each Closing.

         Section 7.9 Registration of Shares. Within six (6) months following the Initial Closing Date, the Company shall cause to be filed with the SEC a shelf registration statement and related prospectus that comply in all material respects with applicable SEC rules providing for registration under the Securities Act of the offer and sale by the Investors (as defined in the Registration Rights Agreement) of the total number of Shares that the Investors would own if they were to convert all Units owned by them into Shares, and, within ten (10) Business Days following the Initial Closing Date, the Company shall cause to be filed with the SEC a shelf registration statement and related prospectus that comply in all material respects with applicable SEC rules providing for registration under the Securities Act of the offer and sale by the Investors of all Shares received hereunder. The Company shall use its commercially reasonable efforts to cause such registration statements to be declared effective by the SEC as soon as practicable and to keep such registration statements effective thereafter to the extent specified in the Registration Rights Agreement. The obligations of this Section 7.9 shall survive each Closing indefinitely.

         Section 7.10 Investor Representations. Each of the TCR Parties covenants and agrees (a) that before any Equity Securities are distributed, either directly or indirectly, to a Distributee, the TCR Party initially receiving such Equity Securities from the Company or the Operating Partnership as contemplated by this Agreement will obtain from each Distributee (and deliver to the Company and the Operating Partnership a fully executed copy of) an acknowledgment to and agreement with the Company and/or the Operating Partnership in the form attached hereto as Exhibit VIII (the "DISTRIBUTEE AGREEMENT"); and (b) the Equity Securities distributed to each Distributee will be so distributed to the Distributee in accordance with the interest of the Distributee in a Property Partnership, a Contributing Partner or any other entity owning, directly or indirectly, any interest in a Property Partnership or Contributing Partner. The provisions of this Section 7.10 shall survive each Closing indefinitely.

         Section 7.11 Time of Closing. Each of the parties hereto shall use its commercially reasonable efforts and act in good faith to take all actions necessary to consummate the transactions contemplated hereby on or prior to the applicable Closing Date.

         Section 7.12 Pledge of Units. The Transferee shall cooperate with any Contributing Partner or Distributee to whom the Units are issued pursuant to this Agreement in connection with the pledge of such Units to a financial institution. Such cooperation shall include delivery, within ten (10) days of request therefor, to such financial institution of (i) one or more certificates as to the organizational documents of the Operating Partnership or the Company, as the case may be, and as to any changes thereto since the date of delivery of the most recent certificate, (ii) good standing certificates of the Operating Partnership and the Company, (iii) an acknowledgment letter confirming the pledge of any applicable Units and the registration thereof in the records of the Operating Partnership, and (iv) opinions of counsel for the Operating Partnership that are customary in similar transactions. The Contributing Partner or the Distributee shall reimburse the Company or the Operating Partnership for all out-of-pocket costs and expenses incurred in connection with the foregoing. Each Distributee receiving Units shall be a third party beneficiary of the provisions of this Section 7.12, which shall survive as to each Distributee as long as such Distributee holds Units.

         Section 7.13 Partnership Agreements. The Property Partnerships shall deliver to the Transferee, as soon as reasonably practicable after the Effective Date (but at least 26 days before the Initial Closing), true and complete copies of the partnership agreements and any other organizational documents of the Property Partnerships.

ARTICLE 8  CLOSING.

         Section 8.1 The Closing. The consummation of the transactions contemplated hereunder relating to the Initial Contribution (the "INITIAL CLOSING"), shall take place at the offices of Greenberg Traurig, Hoffman Lipoff Rosen & Quentel P.A., 111 N. Orange Ave., Suite 2050, Orlando, Florida, on March 31, 1998 (to be effective for purposes of pro rations and allocations as of 11:59 p.m. March 31, 1998) (the "INITIAL CLOSING DATE"), or at such other place as the parties hereto shall mutually agree; provided, however, that the Company or the TCR Representatives shall have the option (which each may exercise only once) to extend the Initial Closing Date for a period not to exceed thirty five
(35) days.

         Section 8.2 Deliveries at the Initial Closing by the TCR Parties. At the Initial Closing, each of the TCR Parties, as applicable, will deliver or cause to be delivered to the Operating Partnership the following with respect to the Initial Contribution and, where appropriate, duly executed on behalf of all necessary parties thereto other than the Company and the Operating Partnership:

                  (a) An assumption agreement (collectively, the "CONTRACT ASSUMPTION AGREEMENTS") in a form reasonably satisfactory to the Company assigning to the Operating Partnership or its designee, as applicable, the Leases, the Service Contracts and the Trademarks, and whereby the Operating Partnership or its designee will assume and agree to perform all of the TCR Parties', and release the TCR Parties from all, duties and obligations under the Leases, the Service Contracts and the Trademarks from and after the Initial Closing Date.

                  (b) Assignments of partnership interest (the "ASSIGNMENT OF PARTNERSHIP INTERESTS") in a form reasonably satisfactory to the Company assigning to the Operating Partnership the Partnership Interests and whereby the Operating Partnership will agree to perform all of the TCR Parties', and release the TCR Parties from, all duties and obligations related to the TCR Parties or the Partnership Interests from and after the applicable Closing Date.

                  (c) All original Leases and all other documents pertaining thereto or copies of same if the Property Partnership, using its commercially reasonable efforts, is unable to deliver originals.

                  (d) All other original documents or instruments referred to herein, including, without limitation, the Service Contracts, the Licenses and Permits and the Books and Records, or copies of same if the Property Partnership, using its commercially reasonable efforts, is unable to deliver originals; and keys to the Improvements.

                  (e) A letter to Tenants in a form reasonably satisfactory to the Company advising the Tenants of the transactions to be consummated hereunder and directing that rent and other payments thereafter be sent to the Operating Partnership or its designee, as the Operating Partnership shall so direct.

                  (f) Any affidavits and such other documents or instruments required by the Title Company to consummate the transactions contemplated hereby other than the transactions contemplated by Section 3.3.

                  (g) Affidavits and other instruments, including but not limited to all organizational documents of the Property Partnerships and their general partners and the Contributing Partners as applicable, including partnership agreements, operating agreements, bylaws, articles of incorporation and certificates of good standing and/or existence reasonably requested by the Company or the Title Company evidencing the power and authority of such entities to enter into and perform this Agreement and any documents to be delivered hereunder.

                  (h) A list of all Security Deposits delivered by Tenants under the Leases.

                  (i) A certificate executed by a duly authorized representative of each of the TCR Parties, in a form reasonably satisfactory to the Company, stating that the representations and warranties made by the TCR Parties in this Agreement are true and correct in all material respects as of the Initial Closing Date, or if there have been any changes, a description thereof.

                  (j) A Rent Roll for each Real Property, current as of the normal closing of the books and records of such Real Property, certified by a duly authorized representative of the appropriate Property Partnership as being true and correct in all material respects.

                  (k) All proper instruments, in a form reasonably satisfactory to the Company, as shall be reasonably required for the conveyance to the Operating Partnership of all right, title and interest, if any, of any Property Partnership in and to any award or payment made, or to be made, (i) for any taking in condemnation, eminent domain or agreement in lieu thereof of land adjoining all or any part of the Real Property, (ii) for damage to the Land or the Improvements or any part thereof by reason of change of grade or closing of any such street, road, highway or avenue, and (iii) for any taking in condemnation or eminent domain of any part of the Land or the Improvements.

                  (l) In order to avoid the imposition of the withholding tax payment pursuant to Section 1445 of the Code, a certificate signed by a duly authorized representative of each of the TCR Parties to the effect that it is not a "foreign person" as that term is defined in Section 1445 (f)(3) of the Code.

                  (m) All such transfer and other tax declarations and returns and information returns, duly executed and sworn to by each Property Partnership or Contributing Partner and in a form reasonably satisfactory to the Company, to the extent required by law in connection with the conveyance of the Real Property or the Partnership Interests as the case may be to the Operating Partnership.

                  (n) Possession of the Real Property, subject only to the Leases and the Permitted Encumbrances.

                  (o) The documents and instruments reasonably requested by, and in a form satisfactory to, the TCR Representatives to evidence Transferee's assumption of the Assumed Loans, and the release of the Contributing Partners' obligations thereunder (collectively, the "LOAN ASSUMPTION DOCUMENTS").

                  (p) The Distributee Agreements of the Distributees receiving Equity Securities at the Initial Closing.

                  (q) An opinion of counsel to the TCR Parties reasonably satisfactory to the Transferee, in a form to be mutually agreed upon by the Transferee and the TCR Representatives.

                  (r) Any documents necessary to maintain in effect or, to the extent transferable, to transfer any warranty from a landscaping contractor or other third party, but excluding in all cases all warranties from all persons or entities affiliated with TCR, except as otherwise provided herein.

                  (s) With respect to the Vinings Club at Metro West Property, the documents or actions required pursuant to Sections 3.3(b)(i), (iii), (iv),
(v), (vi), (vii), (viii), (ix) and (x), and the landscaping provisions of the penultimate paragraph of Section 3.3(b), as if such Property was a Development Property. The TCR Parties shall use commercially reasonable efforts to deliver the certificate required by Sections 3.3(b)(ii), as if such Property was a Development Property. In the event that any of the foregoing conditions are not satisfied, the Transferee may (i) terminate this Agreement with respect to the Vinings Club at Metro West Property (and the Property Partnership thereof) in which event such Property shall be treated as a Withdrawn Property, (ii) extend the Closing Date for such Property for up to an additional one hundred and twenty (120) days, or (iii) waive any condition and proceed to the Closing of such Property . Such election shall be made by the Transferee by written notice to the TCR Representatives at least two (2) Business Days prior to the Initial Closing Date. The failure of the TCR Parties to satisfy any condition of this
Section 8.2(s) shall not affect the obligations of the Transferee to consummate the Initial Closing with respect to any Property (or the Partnership Interests thereof) other than Vinings Club at Metro West, except to the extent the failure causes a failure to satisfy the closing condition with respect to Withdrawn Properties in Section 10.2(d); provided, however, that the Transferee shall have the right to sue for specific performance (plus attorneys' fees and expenses) to require the applicable TCR Parties to consummate the Closing with respect to such Property Partnership.

                  (t) An opinion of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., as counsel to the Property Partnerships, that such Property Partnerships qualify and are treated as partnerships for federal tax purposes, with customary exceptions, assumptions and qualifications and based upon customary representations, which may be relied upon by the Transferee.

                  (u) Affidavits from the applicable Property Partnerships reflecting that there has been no change in the Property's conditions than is set forth in the Surveys and to the best of the Property Partnership's knowledge no change of conditions has occurred on the adjacent properties that encroach upon the Property.

                  (v) Affidavits from the applicable Property Partnerships reasonably sufficient for the title company to delete exception to materialmen and mechanic liens.

                  (w) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by this Agreement other than the transactions contemplated by Section 3.3, in forms reasonably satisfactory to the Company.

         Section 8.3 Deliveries at the Initial Closing by the Transferee. At the Initial Closing, the Company and the Operating Partnership shall deliver or cause to be delivered to the TCR Representatives the following with respect to the Initial Contribution and, where appropriate, duly executed by all necessary parties thereto other than the Property Partnerships or the Contributing Partners.

                  (a)   The Cash Consideration payable at the Initial Closing.

                  (b) The certificates representing the Units to be issued at the Initial Closing properly issued to the appropriate party.

                  (c) The certificates representing Shares to be issued at the Initial Closing properly issued to the appropriate party.

                  (d)   The Contract Assignment and Assumption Agreements.

                  (e)   The Assignments of Partnership Interests.

                  (f)   The Loan Assumption Documents.

                  (g)   The Guaranty.

                  (h) A certificate executed by a duly authorized representative of the Company and the Operating Partnership, in a form reasonably satisfactory to the TCR Representatives, stating that the representations and warranties made by the Company and the Operating Partnership in this Agreement are true and correct in all material respects as of the Initial Closing Date, or if there have been any changes, a description thereof.

                  (i) Affidavits and other instruments, including but not limited to all organizational documents of the Company and the Operating Partnership including limited partnership agreements, filed copies of limited partnership certificates, articles of organization, and certificates of good standing and existence, reasonably requested by the TCR Representatives evidencing the power and authority of the Company and the Operating Partnership to enter into and perform this Agreement and any documents to be delivered hereunder.

                  (j) An opinion of counsel to the Company reasonably satisfactory to the TCR Representatives and in a form to be mutually agreed upon by the Transferee and the TCR Representatives.

                  (k) The OP Agreement as amended, modified or restated as necessary to contain such terms and conditions as are satisfactory to the TCR Representatives and the Company, including, without limitation, those terms set forth on Exhibit VII.

                  (l)   The Registration Rights Agreement.

                  (m) Evidence satisfactory to the TCR Representatives of approval of the listing of the Shares to be issued hereunder and upon exchange of the Units by the New York Stock Exchange, subject to official notice of issuance.

                  (n) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by this Agreement other than the transactions contemplated by Section 3.3, in forms reasonably satisfactory to the TCR Representatives.

         Section 8.4 Deliveries at the Development Property Closing by the TCR Parties. At the Development Property Closing, the Development Property Partnership will deliver or cause to be delivered to the Operating Partnership the following with respect to the Development Property and the transactions contemplated by Section 3.3 and, where appropriate, duly executed on behalf of all necessary parties thereto other than the Company and the Operating
Partnership:

                  (a) A Contract Assumption Agreement in a form reasonably satisfactory to the Company assigning to the Operating Partnership or its designee, as applicable, the Leases and the Service Contracts, and whereby the Operating Partnership or its designee, will assume and agree to perform all of the TCR Parties', and release such TCR Parties from all, duties and obligations under the foregoing assigned documents from and after the Closing Date.

                  (b) With respect to all Partnership Interests conveyed to the Operating Partnership by the Development Property Partnership as contemplated in Section 2.2(a) hereof, Assignments of Partnership Interest.

                  (c) All original Leases and all other documents pertaining thereto or copies of same if the Development Property Partnership, using its commercially reasonable efforts, is unable to deliver originals.

                  (d) All other original documents or instruments referred to herein, including, without limitation, the Service Contracts, the Licenses and Permits and the Books and Records, or copies of same if the Development Property Partnership, using its commercially reasonable efforts, is unable to deliver originals; and keys to the Improvements.

                  (e) A letter to Tenants in a form reasonably satisfactory to the Company advising the Tenants of the transactions to be consummated hereunder and directing that rent and other payments thereafter be sent to the Operating Partnership or its designee, as the Operating Partnership shall so direct.

                  (f) Any affidavits and such other documents or instruments required by the Title Company to consummate the transactions contemplated by
Section 3.3.

                  (g) Affidavits and other instruments, including but not limited to all organizational documents of the Development Property Partnership and its general partners and the Contributing Partners as applicable, including partnership agreements, operating agreements, bylaws, articles of incorporation and certificates of good standing and/or existence reasonably requested by the Company or the Title Company evidencing the power and authority of such entities to enter into and perform this Agreement and any documents to be delivered hereunder.

                  (h) A list of all Security Deposits delivered by Tenants under the Leases.

                  (i) A certificate executed by a duly authorized representative of the Development Property Partnership, in a form reasonably satisfactory to the Company, stating that the representations and warranties made by such Development Property Partnership in Section 5.1 (except Sections 5.1(m) and (r)) of this Agreement are true and correct in all material respects as of the Development Property Closing Date, or if there have been any changes, a description thereof.

                  (j) A Rent Roll for the Development Property, current as of the normal closing of the books and records of such Real Property, certified by a duly authorized representative of the Development Property Partnership as being true and correct in all material respects.

                  (k) All proper instruments, in a form reasonably satisfactory to the Company, as shall be reasonably required for the conveyance to the Operating Partnership of all right, title and interest, if any, of the Development Property Partnership in and to any award or payment made, or to be made, (i) for any taking in condemnation, eminent domain or agreement in lieu thereof of land adjoining all or any part of the Development Property, (ii) for damage to the Land or the Improvements or any part thereof by reason of change of grade or closing of any such street, road, highway or avenue, and (iii) for any taking in condemnation or eminent domain of any part of the Land or the Improvements.

                  (l) In order to avoid the imposition of the withholding tax payment pursuant to Section 1445 of the Code, a certificate signed by a duly authorized representative of the Development Property Partnership to the effect that it is not a "foreign person" as that term is defined in Section 1445(f)(3) of the Code.

                  (m) All such transfer and other tax declarations and returns and information returns, duly executed and sworn to by the Development Property Partnership or Contributing Partner and in a form reasonably satisfactory to the Company, to the extent required by law in connection with the conveyance of the Development Property or the Partnership Interests as the case may be to the Operating Partnership.

                  (n) Possession of the Development Property, subject only to the Leases and the Permitted Encumbrances.

                  (o) The Distributee Agreements of those Distributees receiving Equity Securities at the Development Property Closing.

                  (p) An opinion of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., as counsel to the Development Property Partnership, that such Development Property Partnership qualifies and is treated as a partnership for federal tax purposes, with customary exceptions, assumptions and qualifications and based upon customary representations, which may be relied upon by the Transferee.

                  (q) Affidavits from the applicable Property Partnerships reflecting that there has been no change in the Property's conditions than is set forth in the Surveys and to the best of the Property Partnership's knowledge no change of conditions has occurred on the adjacent properties that encroach upon the Property.

                  (r) Affidavits from the applicable Property Partnerships reasonably sufficient for the title company to delete exception to materialmen and mechanic liens.

                  (s) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by
Section 3.3, in forms reasonably satisfactory to the Company.

         Section 8.5 Deliveries at the Development Property Closing by the Transferee. At the Development Property Closing, the Company and the Operating Partnership shall deliver or cause to be delivered to the TCR Representatives the following and, where appropriate, duly executed by all necessary parties thereto other than the Property Partnership or the Contributing Partners.

                  (a) The Cash Consideration payable at the Development Property Closing.

                  (b) The certificates representing the Units to be issued at the Development Property Closing properly issued to the appropriate party.

                  (c) The certificates representing Shares to be issued at the Development Property Closing properly issued to the appropriate party.

                  (d)   The Contract Assumption Agreements.

                  (e)   The Assignment of Partnership Interests.

                  (f) A certificate executed by a duly authorized representative of the Company and the Operating Partnership, in a form reasonably satisfactory to the TCR Representatives, stating that the representations and warranties made by the Company and the Operating Partnership in this Agreement are true and correct in all material respects as of the Development Property Closing Date, or if there have been any changes, a description thereof.

                  (g) Affidavits and other instruments, including but not limited to all organizational documents of the Company and the Operating Partnership including limited partnership agreements, filed copies of limited partnership certificates, articles of organization, and certificates of good standing and existence, reasonably requested by the Property Partnership evidencing the power and authority of the Company and the Operating Partnership to enter into and perform this Agreement and any documents to be delivered hereunder.

                  (h) The Registration Rights Agreement with respect to those Distributees receiving Equity Securities at the Development Property Closing.

                  (i) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by
Section 3.3, in forms reasonably satisfactory to the Property Partnership.

         Section 8.6 Fees and Expenses. All documentary stamp taxes payable in connection with the transfer of the Property and the Transferee's assumption of the Assumed Loans shall be paid by the Company. The Company shall pay all fees and expenses of third party lenders and other unrelated third parties related to the Transferee's assumption of all obligations under the Assumed Loans, including but not limited to fees paid to substitute credit enhancers for tax exempt bonds, the assumption fee payable to Northwestern Mutual Life Insurance Company with respect to the Assumed Loan on Vinings Club at Boot Ranch (net of any credit against such fee attributable to Northwestern Mutual's interest as a partner in such Property Partnership), legal fees and other expenses necessary for any consents, amendments, or other matters related to such assumption, and documentary stamp, intangible or other fees or taxes related to any of the foregoing. The Company shall not pay any fees and expenses related to the termination of the existing credit enhancers for tax exempt bonds.

         All other customary recordation and transfer charges payable with respect to a Real Property shall be paid by the Company. The Company shall pay all title insurance premiums, title examination fees and survey costs. All other costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses, including all fees and expenses of agents, representatives, counsel and accountants. The provisions of this Section 8.6 shall survive the Closing.

         Section 8.7    No Warranties.

                  (a) THE COMPANY AND THE OPERATING PARTNERSHIP ACKNOWLEDGE AND AGREE THAT THE OPERATING PARTNERSHIP IS ACQUIRING THE PROPERTY IN ITS "AS IS" CONDITION "SUBJECT TO ALL FAULTS" AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF THE TCR PARTIES. THE COMPANY AND THE OPERATING PARTNERSHIP ACKNOWLEDGE THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NEITHER THE OPERATING PARTNERSHIP NOR THE COMPANY HAS RELIED AND IS NOT RELYING ON ANY INFORMATION, DOCUMENT, REPORT, SALES BROCHURE OR OTHER LITERATURE, MAPS OR SKETCHES, FINANCIAL INFORMATION, PROJECTIONS, PRO FORMAS OR STATEMENTS, THAT MAY HAVE BEEN GIVEN BY OR MADE BY OR ON BEHALF OF THE TCR PARTIES. THE COMPANY AND THE OPERATING PARTNERSHIP FURTHER ACKNOWLEDGE THAT ALL MATERIALS RELATING TO THE PROPERTY WHICH HAVE BEEN PROVIDED BY THE PROPERTY PARTNERSHIPS HAVE BEEN PROVIDED WITHOUT ANY WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, AS TO THEIR CONTENT, SUITABILITY FOR ANY PURPOSE, ACCURACY, TRUTHFULNESS OR COMPLETENESS AND NEITHER THE OPERATING PARTNERSHIP NOR THE COMPANY SHALL HAVE ANY RECOURSE AGAINST THE TCR PARTIES OR THEIR COUNSEL, ADVISORS, AGENTS, OFFICERS, DIRECTORS OR EMPLOYEES FOR ANY INFORMATION IN THE EVENT OF ANY ERRORS THEREIN OR OMISSIONS THEREFROM. THE COMPANY AND THE OPERATING PARTNERSHIP EACH REPRESENT THAT THEY ARE SOPHISTICATED AND EXPERIENCED IN ALL MATTERS RELATING TO THE PROPERTY AND ARE RELYING SOLELY ON SUCH EXPERIENCE AND SOPHISTICATION IN MAKING ALL DECISIONS WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN.

                  (b) EXCEPT AS SPECIFICALLY PROVIDED WITH RESPECT TO THE DEVELOPMENT PROPERTY AND VININGS CLUB AT METROWEST, THE COMPANY AND THE OPERATING PARTNERSHIP HEREBY ACKNOWLEDGE AND AGREE THAT THE TCR PARTIES HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY DISCLAIM ANY REPRESENTATION OR WARRANTY, PROMISE, COVENANT, AGREEMENT OR GUARANTEE OF ANY NATURE, EXPRESS OR IMPLIED, ORAL OR WRITTEN, AS TO OR REGARDING: (i) THE QUALITY, NATURE, ADEQUACY OR PHYSICAL CONDITION, WHETHER LATENT OR PATENT, OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE STRUCTURAL ELEMENTS, FOUNDATION, ROOF, APPURTENANCES, ACCESS, LANDSCAPING, PARKING FACILITIES OR THE ELECTRICAL, MECHANICAL, HVAC, PLUMBING, SEWAGE OR UTILITY SYSTEMS, FACILITIES OR APPLIANCES AT OR IN CONNECTION WITH THE PROPERTY, IF ANY; (ii) THE EXISTENCE, QUALITY, NATURE, ADEQUACY, PHYSICAL CONDITION, OR LOCATION OF ANY UTILITIES SERVING THE PROPERTY;
(iii) THE DEVELOPMENT POTENTIAL OF THE PROPERTY, ITS HABITABILITY, MERCHANTABILITY OR FITNESS, SUITABILITY OR ADEQUACY FOR ANY PARTICULAR PURPOSE;
(iv) THE ZONING OR OTHER LEGAL STATUS OF THE PROPERTY OR THE POTENTIAL USE OF THE PROPERTY; (v) THE PROPERTY'S OR ITS OPERATIONS' COMPLIANCE WITH ANY APPLICABLE LEGAL REQUIREMENTS; (vi) THE QUALITY OF ANY LABOR OR MATERIALS RELATING IN ANY WAY TO THE PROPERTY; (vii) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN, ON OR UNDER THE PROPERTY OF ANY HAZARDOUS MATERIALS; OR (viii) THE CONDITION OF TITLE TO THE PROPERTY OR THE NATURE, STATUS AND EXTENT OF ANY RIGHT, ENCUMBRANCE, LICENSE, RESERVATION, COVENANT, CONDITION, RESTRICTION OR ANY OTHER MATTER AFFECTING TITLE TO THE PROPERTY. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, ALL REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES RELATING TO THE DEVELOPMENT PROPERTY AND VININGS CLUB AT METROWEST SHALL EXPIRE, TERMINATE AND BE VOID AB INITIO ON THE EARLIER OF THE DATE SET FORTH IN THIS AGREEMENT OR ONE
(1) YEAR AFTER THE FINAL CERTIFICATE OF OCCUPANCY IS RECEIVED FOR THE DEVELOPMENT PROPERTY AND VININGS CLUB AT METROWEST, AND THE PROVISIONS OF THIS
SECTION 8.7 SHALL BECOME APPLICABLE AND GOVERN WITHOUT EXCEPTION FOR THE DEVELOPMENT PROPERTY AND VININGS CLUB AT METROWEST.

                  (c) The Company and the Operating Partnership acknowledge that, to the extent they have deemed necessary or appropriate, they have conducted appropriate environmental and soil tests, physical inspections and other due diligence with respect to the Real Property (collectively, the "PHYSICAL INSPECTIONS") and have relied upon the Physical

Inspections in electing whether or not to enter into and perform this Agreement. The Company and the Operating Partnership further acknowledge that the Properties have been available for that purpose. Should the transactions contemplated by this Agreement fail to close for any reason, whether by reason of the Transferee's default or otherwise, the Transferee will (i) indemnify, defend and hold harmless the TCR Parties from and against all claims, damages, losses, costs, liabilities and expenses (including attorneys' fees and expenses) asserted against or incurred by the TCR Parties and (ii) repair any damage to the Property, in each case to the extent caused by, resulting from or arising out of the Physical Inspections conducted by the Transferee. At the TCR Parties' option, the Transferee will reimburse the TCR Parties for all reasonable expenses incurred by the TCR Parties in repairing such damages if the Transferee does not promptly repair such damages after written notice of such damages has been delivered by the TCR Parties to the Transferee.

ARTICLE 9  ADJUSTMENTS.

         Section 9.1 Adjustments at the Applicable Closing Date. The following items shall be prorated as of midnight on the date preceding the applicable Closing Date based on the actual number of days in the month, and shall be made in cash at the applicable Closing, with the Property Partnerships making a cash payment to the Transferee of the net amount due the Transferee or vice versa (which adjustments shall have no effect on the calculation of Net Value under Section 3.1):

                  (a) Rents shall be prorated based upon the Rent Rolls to be prepared by each Property Partnership at the applicable Closing showing current Tenants. If any Tenant is more than, five (5) days delinquent in payment of current rent, such Tenant shall not be included in the proration. All moneys received from Tenants from and after the applicable Closing shall be applied by the Operating Partnership first to current rents and other charges and then to any past due rents during the Operating Partnership's ownership; any balance representing past due rents prior to the applicable Closing Date shall be remitted to the TCR Representatives. After any Closing, the Property Partnerships shall be entitled to initiate and prosecute proceedings to collect their respective rents delinquent as of the applicable Closing Date.

                  (b) At the applicable Closing, each Property Partnership shall pay to the Operating Partnership an amount equal to all Security Deposits and any prepaid rents relating to its Real Property.

                  (c) Utility charges payable by the Property Partnerships, including, without limitation, electricity, water and sewer bills. If there are meters on the Real Property, the Property Partnerships will cause readings of all said meters to be performed not more than ten (10) Business Days prior to the Closing Date. To the extent said meters are not read prior to such

Closing, the Operating Partnership will cause same to be read promptly thereafter and a pro-rata adjustment shall be made upon said reading.

                  (d)  Amounts payable under the Service Contracts.

                  (e) Real estate and personal property taxes and assessments due or payable for the calendar year or fiscal year, as applicable. If the applicable Closing Date shall occur before the tax rate is fixed, the apportionment of real estate taxes shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation plus 10%; provided, however, that the apportionment of real estate taxes with respect to the Vinings Club at Metrowest property shall be based upon an annual tax of $553,641, and the apportionment of real estate taxes with respect to the Vinings at Lenox Place property shall be based upon an annual tax of $549,624. No further adjustment shall be made even if, subsequent to any Closing Date, real estate taxes (by reason of change in either assessment or rate or for any other reason) for the Real Property should be determined to be higher or lower than those that are apportioned.

         Section 9.2 Reimbursement of Deposits and Out-of-Pocket Expenses. At the applicable Closing, the Operating Partnership shall refund and replace all letters of credit, bond deposits and other amounts relating to the Real Properties. All of the foregoing payments shall be made in cash at such Closing and none of the foregoing shall have any effect on the calculation of Net Value.

         Section 9.3 Other Adjustments. Except as otherwise provided in this Agreement, all other adjustments and prorations to be made with respect to any Real Property shall be made in cash and in accordance with customary title closing practices in the State in which the Real Property is located.

         Section 9.4 Errors in Calculations. Any errors in calculations or adjustments shall be corrected or adjusted within sixty (60) days after the Closing.

         Section 9.5 Survival. The provisions of this Article 9 shall survive the applicable Closing Date for one hundred and twenty (120) days.

ARTICLE 10  CONDITIONS PRECEDENT TO CLOSING.

         Section 10.1 Conditions to Obligations of the TCR Parties. The obligations of each of the Property Partnerships to convey its Property, each of the Contributing Partners to convey its Partnership Interests and to perform the other covenants and obligations to be performed by the Property Partnerships and the Contributing Partners on the Closing Date shall be subject to satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by the TCR Representatives):

                  (a) The representations and warranties made by the Company and the Operating Partnership herein shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; provided, however, that a failure of any representations or warranties to be true and correct in all material respects shall not give rise to a claim or right of termination by the Property Partnerships or the Contributing Partners hereunder so long as such matters do not have a Material Adverse Effect on the transactions contemplated herein.

                  (b) The Company and the Operating Partnership shall have executed and delivered to the TCR Representatives, the Property Partnerships and the Contributing Partners all of the items and documents provided herein for said delivery.

                  (c) The Company and the Operating Partnership shall have performed all covenants and obligations undertaken by the Company and the Operating Partnership herein in all material respects and materially complied with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date.

                  (d) The Company shall have been treated as a real estate investment trust for tax purposes in its most recent federal income tax return, and shall be in compliance with all applicable laws rules and regulations, including the Code, necessary to permit it to be so treated. The Company shall not have taken any action or have failed to take any action which could be expected to, alone or in conjunction with any other factors, result in the loss of its status as a real estate investment trust for federal income tax purposes.

                  (e) The Operating Partnership shall become a partnership upon the Initial Closing for federal income tax purposes, assuming that at least one Contributing Partner (or Distributee) acquires Units at the Initial Closing.

                  (f) The Shares to be issued hereunder and upon exchange of the Units shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

                  (g)  The Share Price is not below $21.50 per share.

                  (h) The Transferee shall have arranged for and presented substitute credit enhancements for the tax exempt bonds that constitute Assumed Loans in accordance with the provisions for alternate security under the terms of such Assumed Loans.

         Section 10.2 Conditions to Obligations of the Company and the Operating Partnership. The obligations of the Company and the Operating Partnership to accept title to the Property and the Partnership Interests and the Company's and the Operating Partnership's obligations to perform the other covenants and obligations to be performed by the Company and the Operating Partnership on the Closing Date shall be subject to satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by the Company or the Operating Partnership):

                  (a) The representations and warranties made by the Property Partnerships and the Contributing Partners herein shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; provided, however, that a failure of a representation or warranty to be true and correct in all material respects shall not give rise to a claim or right of termination by the Company or the Operating Partnership hereunder so long as such matters do not have a Material Adverse Effect on the transactions contemplated herein.

                  (b) The Property Partnerships and the Contributing Partners shall have performed all covenants and obligations undertaken by the Property Partnerships and Contributing Partners herein in all material respects and materially complied with all conditions required by this Agreement to be performed or complied with by them on or before the applicable Closing Date.

                  (c) The Property Partnerships and the Contributing Partners shall have executed and delivered to the Company and the Operating Partnership all of the items and documents provided herein for said delivery.

                  (d) The sum of the Assigned Values of all the Withdrawn Properties, as determined pursuant to Section 3.5, shall be no more than $75 million, there shall be no more than three (3) Withdrawn Properties, and no more than one of the properties listed on Schedule 10.2(d) may be Withdrawn Properties.

                  (e) All consents or other actions, from the Florida Housing Finance Corporation or any other entity, required for the assumption by Transferee of the tax exempt bonds have been delivered to Transferee or otherwise accomplished; provided, however, that any failure to satisfy this condition arising out of the Transferee's failure to use commercially reasonable efforts to secure all required consents related to the Assumed Loans from the applicable creditors, lenders or, with respect to tax exempt indebtedness, governmental authorities or similar agencies or to pay the fees and expenses required pursuant to Section 8.6 shall not relieve the Transferee of its obligations to accept title to the Partnership Interests.

                  (f)  The Share Price is not below $21.50 per share.

ARTICLE 11  NO BROKERS.

         The TCR Parties, severally and not jointly, on the one hand, and the Transferee, on the other hand, covenant and agree one with the other that, no real estate commissions, fees or brokers fees have been or will be incurred in connection with this Agreement or the transactions contemplated hereby. The TCR Parties, severally and not jointly, on the one hand, and the Transferee, on the other hand, shall indemnify, defend and hold each other harmless from and against any claims, liabilities, obligations or damages for commissions, finders' or brokers' fees resulting from or arising out of the Transferee's acquisition of the Property hereunder asserted against either party by any broker or other person claiming by, through or under the indemnifying party or whose claim is based on the indemnifying party's acts or omissions. The provisions of this Article 11 shall survive the Closing or other termination of this Agreement.

ARTICLE 12  CASUALTY LOSS.

         Section 12.1 Maintenance of Insurance Policies. The Property Partnerships shall continue to maintain, in all material respects, the fire and extended insurance coverage with respect to the Property (the "INSURANCE COVERAGE") which are currently in effect, through the Closing Date.

         Section 12.2 Casualties. If at any time prior to the Closing Date all or any portion of any Property (each, a "DAMAGED PROPERTY") is destroyed or damaged as a result of fire or any other casualty (a "CASUALTY"), the TCR Representatives shall promptly give written notice thereof (the "CASUALTY NOTICE") to the Transferee. If the estimated cost to repair or restore the Damaged Property following such Casualty equals or exceeds Five Million Dollars ($5,000,000), such Casualty is herein called a "MAJOR CASUALTY." Notwithstanding the occurrence of a Major Casualty, the Transferee shall not have the right to terminate this Agreement as to the Damaged Property, provided that (a) the damage resulting from the Casualty is covered by the Insurance Coverage, (b) subject to the rights of any holders of existing debt, the proceeds of any applicable Insurance Policy, together with credits equal to the deductible under the Insurance Coverage and any amount by which the damage is not covered by such insurance, shall be paid to the Operating Partnership at the Closing, (c) all unpaid claims and rights in connection with the Casualty shall be assigned to the Operating Partnership at Closing without in any manner affecting the consideration payable to the TCR Representatives hereunder, (d) there is rent interruption insurance in place for a period of at least six (6) months sufficient to cover any anticipated loss in revenue from the Damaged Property resulting from such Casualty, and (f) there is no known impediment to obtaining all Governmental Approvals to permit the Damaged Property to be rebuilt or repaired. Upon the occurrence of a Major Casualty, if any provision set forth in the preceding sentence is not satisfied, the Transferee may terminate this Agreement as to the Damaged Property only by written notice to the TCR Representatives within fifteen (15) days after receipt of the Casualty Notice. In that event, such Damaged Property shall be treated as a Withdrawn Property under Section 3.5, and this Agreement shall continue in full force and effect as to all other Property.

         Section 12.3 Interim Repairs. If a Property is the subject of a Major Casualty but the Transferee either is not entitled to or does not terminate this Agreement as to such Damaged Property pursuant to the provisions of this Article 12, then the appropriate Property Partnership shall prior to the Closing Date cause all temporary repairs to be made to the Damaged Property as shall be required to prevent further deterioration and damage to the Damaged Property and to protect public health and safety; provided, that the cost of any such repairs shall not exceed the amount of proceeds made available to such Property Partnership. The appropriate Property Partnership shall have the right to be reimbursed from the proceeds of any insurance with respect to the Damaged Property for the cost of such temporary repairs.

         Section 12.4 Casualties Other than Major Casualties. If a Property is the subject of a Casualty which is not a Major Casualty, this Agreement shall continue in full force and effect, and (a) subject to the rights of any holders of existing debt, the proceeds of any applicable Insurance Coverage, together with credits equal to the deductible under such Insurance Coverage and any amount by which the damage is not covered by such insurance, shall be paid to the Operating Partnership at Closing, and (b) all unpaid claims and rights in connection with the Casualty shall be assigned to the Operating Partnership at Closing without in any manner affecting the consideration payable to the TCR Representatives hereunder.

ARTICLE 13  CONDEMNATION.

         In the event of a Material Taking of any Property (the "CONDEMNED PROPERTY"'), the Transferee shall have the right, at its sole option, to either
(a) terminate this Agreement as to the Condemned Property only by giving the appropriate Property Partnership written notice to such effect within fifteen
(15) days after its receipt of written notification of any such occurrence or
(b) accept title to the Condemned Property without reduction of any consideration to be given to the appropriate Property Partnership hereunder. Should the Transferee so terminate this Agreement as to Condemned Property in accordance with this Article 13, such Condemned Property shall be treated as a Withdrawn Property under Section 3.5 and this Agreement shall continue in full force and effect as to all other Property. In the event that the Transferee either is not entitled to or elects not to terminate this Agreement under this
Article 13, or in the event of a taking which is not a Material Taking, the appropriate Property Partnership shall, subject to the rights of the holder of any existing mortgage, assign all proceeds of such taking to the Operating Partnership, and same shall be the Operating Partnership's sole property, and the Operating Partnership shall have the sole right to settle any claim in connection with the Condemned Property. The term "MATERIAL TAKING" as to a Condemned Property or any portion thereof shall be defined to mean the institution of any proceedings, judicial, administrative or otherwise, which (a) causes access to the Real Property to be taken or materially diminished (i.e., following such taking the Real Property no longer has access to a publicly dedicated street or traffic flow from and to the Real Property is materially impaired), (b) results in parking no longer being in

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



compliance with applicable zoning laws, or (c) results in a taking of any portion of any buildings constituting the Improvements.

ARTICLE 14  TERMINATION.

         Section 14.1 Termination. This Agreement may be terminated by the written agreement of the Company and the TCR Representatives or by written notice given by the terminating party to the other party as follows:

                  (a) by the Company if any of the conditions to the obligations of the Company and the Operating Partnership set forth in Sections 10.2(a) through (e) are not satisfied at the applicable Closing for any reason other than a breach by any of the TCR Parties of any of the covenants or obligations of the TCR Parties set forth in Section 7.4 or Section 7.5;

                  (b) by the Company if any of the conditions to the obligations of the Company and the Operating Partnership set forth in Sections 10.2(a) through (d) are not satisfied at the applicable Closing because of a breach by any TCR Party of any of the covenants or obligations of the TCR Parties set forth in Section 7.4 or Section 7.5;

                  (c) by the TCR Representatives if any of the conditions to the obligations of the TCR Parties set forth in Sections 10.1(a) through (f) are not satisfied at the applicable Closing for any reason other than a breach by the Company or the Operating Partnership of the covenants or obligations of the Company or the Operating Partnership set forth in Section 7.4 or Section 7.5;

                  (d) by the TCR Representatives if any of the conditions to the obligations of the TCR Parties set forth in Sections 10.1 (a) through (f) are not satisfied at the applicable Closing because of a breach by the Company or the Operating Partnership of the covenants or obligations of the Company or the Operating Partnership set forth in Section 7.4 or Section 7.5;

                  (e) by the TCR Representatives if the condition to the obligations of the TCR Parties set forth in Section 10.1(h) is not satisfied at the Initial Closing for any reason;

                  (f) by either the Company or the TCR Representatives if the condition set forth in Section 10.1(g) or Section 10.2(f) is not met;

                  (g) automatically at 12:01 a.m., Atlanta time, on the second Business Day following the Initial Closing Date or such later date permitted pursuant to Section 8.1 if (i) the Initial Closing shall not have occurred on or before the Initial Closing Date or such later date, and (ii) this Agreement has not previously been terminated pursuant to this Section 14.1.

Notwithstanding the foregoing, neither the Company nor the TCR Representatives
(i) shall be entitled to terminate this Agreement pursuant to the foregoing clauses (a) or (c) if the Transferee or any of the TCR Parties, respectively, shall then be in breach of any representation, warranty or covenant set forth in this Agreement, or (ii) shall be entitled to terminate this Agreement pursuant to the foregoing clauses (b) or (d) if the Transferee or any of the TCR Parties, respectively, shall be in breach or shall have breached any of their covenants or obligations under Section 7.4 or Section 7.5.

         Section 14.2 Payment of Certain Fees and Expenses. If this Agreement shall be terminated:

                  (a) by the Company pursuant to Section 14.1(a), then the TCR Parties jointly and severally agree to pay the Company, within seven (7) days following receipt of a request for payment by the Company and in immediately available funds, the Break-Up Expenses (as defined in Section 14.3(c));

                  (b) by the Company pursuant to Section 14.1(b), then the TCR Parties jointly and severally agree to pay the Company, within seven (7) days following such termination, an amount in immediately available funds equal to the Break-Up Fee (as defined in Section 14.3(b));

                  (c) by the TCR Representatives pursuant to Section 14.1(c), then the Company agrees to pay to the TCR Representatives, as representatives of the TCR Parties, within seven (7) days following receipt of a request for payment by the TCR Representatives and in immediately available funds, the Break-Up Expenses;

                  (d) by the TCR Representatives pursuant to Sections 14.1(d) or (e) then the Company agrees to pay to the TCR Representatives, as representatives of the TCR Parties, within seven (7) days following such termination, an amount in immediately available funds equal to the Break-Up Fee.

         Section 14.3   Break-Up Fee and Break-Up Expenses.

                  (a) Payment. The payment of the Break-Up Fee shall be compensation and liquidated damages for loss suffered by the party or parties receiving the liquidated damages, and is not a penalty. The parties to this Agreement have agreed that the amount of the Break-Up Fee is a reasonable estimate of the amount of the damages that the party or parties receiving the fee would be likely to sustain as the actual amount of the damages would be difficult or impracticable to determine, and no party shall have any liability to any other after payment of the Break-Up Fee.

                  (b) Break-Up Fee. As used in this Agreement, "BREAK-UP FEE" shall be an amount, when payable to the TCR Representatives, equal to $5,000,000, and an amount, when payable to the Company, equal to the lesser of
(i) $5,000,000 (the "BASE AMOUNT"), or (ii) the sum of (A) the maximum amount that can be paid to the Company without causing it to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) and 856(c)(3)(A)- (I) of the Code ("QUALIFYING INCOME"), as determined by independent accountants to the Company, and (B) in the event the Company receives a letter from legal counsel (the "BREAK-UP FEE TAX OPINION") opining that (or indicating that the Company has received a ruling from the Internal Revenue Service holding that) the Company's receipt of the Base Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (the "REIT REQUIREMENTS") or that the receipt by the Company of the remaining balance of the Base Amount following the receipt of and pursuant to such opinion (or ruling) would not be deemed constructively received prior thereto, the Base Amount less the amount payable under clause (A) above. In the event that the Company is not able to receive the full Base Amount, the TCR Parties shall place the unpaid amount in escrow and shall not release any portion thereof to the Company unless and until the TCR Parties receive either one or a combination of the following: (i) a letter from the Company's independent accountants indicating the maximum amount that can be paid at that time to the Company without causing the Company to fail to meet the REIT Requirements, or (ii) a Break-Up Fee Tax Opinion, in either of which events the TCR Representatives shall pay to the Company the lesser of the unpaid Base Amount or the maximum amount stated in the letter referred to in (i) above. All funds remaining in the escrow account shall be released to the TCR Representatives on the third anniversary of the Effective Date. Notwithstanding the foregoing, if this Agreement is terminated after the Initial Closing Date, but prior to the Development Property Closing Date, the Break-Up Fee shall equal to $5,000,000.

                  (c) Break-Up Expenses. The "BREAK-UP EXPENSES" payable to the Company or the TCR Representatives, as the case may be (the "RECIPIENT"), shall be an amount equal to the lesser of (i) $1,000,000, (ii) the Recipient's out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, all attorneys' and accountants' expenses), and (iii) if the Recipient is the Company, the maximum amount that can be paid to the Company without causing it to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined in the manner set forth above in Section 14.3(b). Notwithstanding the foregoing, if this Agreement is terminated after the Initial Closing Date but prior to the Development Property Closing Date, the Break-Up Expenses shall be an amount equal to the lesser of (1) $100,000 or (2) the Recipient's out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, all attorneys' and accountants' expenses) reasonably allocable to the Development Property.

         Section 14.4 Effect of Termination. In the event of termination of this Agreement as provided in this Article 14, this Agreement shall terminate and have no further force and effect, without any liability or obligation of any of the parties hereto, other than under Section 8.6, Articles 11 and 18 and this
Article 14.

         Section 14.5 Specific Performance for the Development Property. Notwithstanding the foregoing, if either the TCR Parties or the Transferee breaches this Agreement after the Initial Closing with respect to the Development Property, the non-breaching party may, as its sole and exclusive remedy, in lieu of the Break-Up Fee or the Break-Up Expenses, elect to seek specific performance to require the other parties to consummate the Development Property Closing in accordance with this Agreement. The party seeking specific performance shall also be entitled to recover its attorneys' fees and expenses if successful in its suit for specific performance, and if it is not successful, then it shall not be deemed to have waived any rights to the Break-Up Fees or Break-Up Expenses.

ARTICLE 15  INDEMNIFICATION.

         Section 15.1   By the TCR Parties.

                  (a) The Contributing Partners and, prior to Closing, the Property Partnerships shall jointly and severally indemnify, save and hold harmless the Company, the Operating Partnership and their respective directors, officers, employees, agents, representatives and affiliates (each of which is a "TRANSFEREE INDEMNIFIED PARTY"), from and against any and all costs, losses (including, without limitation, diminution of value), taxes, liabilities, obligations, damages, lawsuits, deficiencies, claims demands, and expenses (whether or not arising out of third-party claims), including, without limitation, interest, penalties, lost profits and other losses, attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing ("DAMAGES"), incurred in connection with, arising out of, resulting from or incident to (a) the inaccuracy of any representation made by, or the failure to comply with any agreement of any TCR Party set forth in Section 5.1
(o), (p) or (u) of this Agreement, Section 3 (o), (p), (r) or (s) of Addendum A or any other provision of this Agreement that survives the Closing or in the certificate or certificates delivered to the Transferee pursuant to Section 7.10 hereof, (b) the breach by a TCR Party of any of its fiduciary duties (including duties of disclosure) to any other person or entity arising in connection with the transactions contemplated by this Agreement, (c) any liability with respect to the matters listed on Schedule 5.1(f), or (d) any document filed or to be filed by or on behalf of any Property Partnership, Contributing Partner or any direct or indirect shareholder, partner, member or affiliate of a Property Partnership or Contributing Partner (the "COVERED PROPERTY PARTNERSHIP PARTY") with any Governmental Authority or any other document prepared or distributed by or on behalf of any Covered Property Partnership Party in connection with the transactions contemplated hereby, including any document distributed in connection with the solicitation of consents to the consummation by the Property

Partnership or the Contributing Partner of the transactions contemplated by this Agreement, (provided, however, that the foregoing shall not apply to information supplied by the Company or the Operating Partnership in writing to the Covered Property Partnership Party specifically for inclusion or incorporation by reference in any such document or to any document prepared or filed by the Company or the Operating Partnership). Notwithstanding the foregoing, with respect to Section 7.1 (j) and Article 17, the obligations of the Property Partnerships and the Contributing Partners shall be joint and several with Florida RS.

                  (b) In addition to the obligations set forth in Section 15.1(a) above, Florida RS shall indemnify, save and hold harmless each Transferee Indemnified Party from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to the inaccuracy of any representation made by any TCR Party set forth in Section 5.1 (q) of this Agreement or Section 3 (q) of Addendum A.

                  (c) The Transferee agrees that, after one (1) year from the Initial Closing Date, any or all of the indemnitors named in this Section 15.1 may assign its obligations to any third party who agrees to be bound to the provisions of this Section 15.1 as if it were a party hereto; provided, however, that the Transferee is reasonably satisfied that such assignee's financial condition is sufficient to meet such obligations.

         Section 15.2 By the Transferee. Transferee shall indemnify and save and hold harmless each of the Property Partnerships, the Contributing Partners and their respective directors, officers, employees, agents, representatives and affiliates (each of which is a "TCR INDEMNIFIED PARTY") from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to (a) the inaccuracy of any representation made by, or the failure to comply with any covenant or agreement of, the Transferee in Sections 7.8 or 7.9 of this Agreement or in any other provision of this Agreement that survives the Closing or (b) any Liability of the Property Partnerships incurred after the applicable Closing.

         Section 15.3 Cooperation. Each indemnified party shall cooperate in all reasonable respects with each indemnifying party and its representatives (including without limitation its attorneys) in the investigation, trial and defense of any lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in negotiations, arbitrations and the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers.

         Section 15.4. Claims for Indemnification. If a claim for Damages (a "CLAIM") is to be made by a party entitled to indemnification hereunder against the indemnifying party, the party claiming such indemnification shall give written notice (a "CLAIM NOTICE") to the indemnifying party as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this Article 15. Such Claim Notice shall specify the nature and amount of the Claim asserted, if actually known to the party entitled to indemnification hereunder. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event within 15 calendar days after the service of the citation or summons). The failure of any indemnified party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnifying party shall be entitled, if it so elects at its own cost, risk and expense, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice to handle and defend the same unless the named parties to such action or proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party has been advised in writing by counsel that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, in which event the indemnified party shall be entitled, at the indemnifying party's cost, risk and expense, to separate counsel of its own choosing, and
(iii) to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld. If the indemnifying party fails to assume the defense of such Claim within 15 calendar days after receipt of the Claim Notice, the indemnified party against which such Claim has been asserted will (upon delivering notice to such effect to the indemnifying party) have the right to undertake, at the indemnifying party's cost and expense, the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party; provided, however, that such Claim shall not be compromised or settled without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. In the event the indemnified party assumes the defense of the Claim, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement. The indemnifying party shall be liable for any settlement of any action effected pursuant to and in accordance with this Article 15 and for any final judgment (subject to any right of appeal), and the indemnifying party agrees to indemnify and hold harmless an indemnified party from and against any Damages by reason of such settlement or judgment.

ARTICLE 16  TAX MATTERS.

         Section 16.1 Payment of Taxes by the Property Partnerships. At Closing, the TCR Representatives will pay or provide for payment of all Taxes due and payable on or after the Closing and will file or provide for the filing of all returns and reports required to be filed on or after the Closing with respect to Taxes imposed in connection with the ownership and operation of its Property for all taxable periods (or portions thereof) ending on or prior to such Closing for which the Property Partnership (after such Closing), the Company or the Operating Partnership could be held liable on a claim made against the Property Partnership (after such Closing), Company or the Operating Partnership; provided, however, that real estate and personal property taxes for 1998 shall be prorated at the applicable Closing in accordance with the terms and provisions of this Agreement and the TCR Parties shall have no liability therefore after such Closing or have any obligation to file any returns or reports relating thereto. No later than six months after the Closing, the Property Partnerships or their agents shall cause to be filed any and all state and federal income tax returns and reports required to be filed by the Property Partnerships for the taxable period ending upon the Closing (collectively, the "INCOME TAX RETURNS"). Under no circumstances shall any Property Partnership (or its successors and assigns) amend any Income Tax Return of such Property Partnership for any taxable period during which any TCR Party owned an interest in any such Property Partnership ("PROPERTY PARTNERSHIP TAX PERIOD") unless (i) such amendment shall not result in any additional Taxes, fees, penalties or interest being assessed against or owed by any such TCR Party, or (ii) the TCR Representatives shall provide their prior written consent to any such amendment. The parties agree and acknowledge that upon the applicable Closing, (i) the then current taxable year of each Property Partnership for federal [and state] income tax purposes shall conclude, (ii) each such Property Partnership shall terminate for federal [and state] income tax purposes effective upon the applicable Closing and (iii) there shall be a closing of the books of each such Property Partnership and the profits, losses, credits and other partnership items of each Property Partnership shall be allocated among the constituent partners of each such Property Partnership for the taxable period ending upon the applicable Closing. The Transferee agrees that it shall cooperate and shall cause each Property Partnership to cooperate with the TCR Representatives and their agents with regard to the preparation and filing of any and all Tax returns and reports hereunder and further agrees that it shall execute or cause to be executed any and all such Tax returns and reports promptly after delivery of such Tax returns and reports by the TCR Representatives to Transferee. In the event that any Governmental Authority shall initiate an audit or investigation (collectively, an "AUDIT") of any Property Partnership or any Income Tax Return of any such Property Partnership which pertains to any Property Partnership tax period, the Transferee shall immediately notify the TCR Representatives of such Audit. The Transferee shall provide the TCR Representatives and their agents with the opportunity to participate in the resolution of any such Audit and the Contributing Partners shall cooperate with the Transferee in the furnishing of information and other activities relating to any such Audit; provided however, without the prior written consent of the TCR Representatives, neither the Transferee nor any Property Partnership (or any successor or assign thereof) (i) shall extend the statute of limitations or period of assessment with regard to any Taxes payable by any Property Partnership and attributable to any Property Partnership tax period or any constituent partner of any such Property Partnership, or (ii) compromise or settle any Audit, investigation or Tax controversy which would result in any additional Taxes, fees, penalties or interest being assessed against or owed by any TCR Party.

         Section 16.2 Payment of 1998 Taxes. The Operating Partnership is hereby authorized by each of the Property Partnerships with respect to its respective Property, in the Operating Partnership's sole discretion, to file any applicable proceeding for the 1998 tax roll for a reduction of the assessed valuation of the Property. The refund of Taxes, net of all expenses incurred in connection therewith, if any, for any tax year for which the TCR Parties or the Operating Partnership shall be entitled to share in the refund shall be retained by the Operating Partnership in accordance with the apportionment of Taxes pursuant to the provisions hereof.

         Section 16.3 Allocation Method. The Operating Partnership will use the "traditional method" (as defined in Treas. Reg. Section 1 .704-3(b)) of allocating income, gain, loss and deduction to account for the variation between the fair market value and adjusted basis of the Partnership Interests for federal income tax purposes with respect to (i) the contribution of the Partnership Interests, and (ii) any revaluation of the Partnership Interests in accordance with the provisions of Treas. Reg. Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(2)(iv)(g) and 1.704-3(a)(6).

         Section 16.4 Survival. The provisions of this Article 16 shall survive the applicable Closing Date for three (3) years.

ARTICLE 17  EMPLOYEE MATTERS.

         Those employees that the Transferee desires to hire after the Initial Closing Date are listed on Schedule 17 (the "REHIRED EMPLOYEES"). The Transferee shall extend offers of employment to each of the Rehired Employees, which offers shall be on terms and conditions which Transferee shall determine in its sole discretion. Immediately prior to the Initial Closing, each of the TCR Parties shall terminate the employment of Rehired Employees pursuant to this Article 17 and shall cooperate with and use its commercially reasonable efforts to assist Transferee in its efforts to secure satisfactory employment arrangements with the Rehired Employees. The Transferee shall not assume any of the TCR Parties' or their affiliates' employee benefit plans or any obligation or liability thereunder. Nothing contained in this Agreement shall confer upon any Rehired Employee any right with respect to continuance of employment by the Transferee, nor shall anything herein interfere with the right of the Transferee to terminate the employment of any of the Rehired Employees at any time, with or without cause, or restrict the Transferee in the exercise of its independent business judgment in modifying any of the terms and conditions of the employment of the Rehired Employees. No provision of this Agreement shall create any third party beneficiary rights in any Rehired Employee, any beneficiary or dependents thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment and benefits that may be provided to any Rehired Employee by the Transferee or under any benefit plan which the Transferee may maintain.

         For a period of two years following the Initial Closing, none of the TCR Parties nor Florida RS shall, directly or indirectly, hire or offer employment to, or seek to hire or offer employment to any Rehired Employee who is listed on Schedule 17, unless such Rehired Employee initiates unsolicited discussions for employment.

ARTICLE 18  NOTICE.

         All notices, demands, requests, or other writings in this Agreement provided to be given, made or sent, or which may be given, made or sent, by any party hereto to another, shall be in writing and shall be delivered by depositing the same with any nationally recognized overnight delivery service, or by telecopy or fax machine, in either event with all transmittal fees prepaid, properly addressed, and sent to the following addresses:

                  If to the Transferee:

                  Merry Land & Investment Company, Inc.
                  624 Ellis Street
                  Augusta, Georgia 30901
                  ATTN:   Mr. John W. Gibson
                  Phone:  (706) 722-6756
                  Fax:    (706) 722-4838

                  with a copy to:

                  Hull, Towill, Norman & Barrett, P. C.
                  801 Broad Street, 7th Floor
                  Augusta, Georgia 30901
                  ATTN:   Mark S. Burgreen, Esq.
                  Phone:  (706) 722-4481
                  Fax:    (706) 722-9779

                  If to the TCR Parties:

                  Trammell Crow Residential Company
                  717 North Harwood, Suite 1200
                  Dallas, Texas 75201
                  ATTN:   Randy Pace
                  Phone:  (214) 922-8433
                  Fax:    (214) 922-8466
                  and

                  Trammell Crow Residential
                  541 South Orlando Avenue, Suite 210
                  Maitland, Florida 32751
                  ATTN:   Douglas A. Hoeksema
                  Phone:  (407) 645-3130
                  Fax:    (407) 645-3808

                  with a copy to:

                  Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
                  2001 Ross Avenue, Suite 300
                  Dallas, Texas 75201
                  ATTN:   R. Brent Clifton, Esq.
                  Phone:  (214) 849-5500
                  Fax:    (214) 849-5599

or to such other address as either party may from time to time designate by written notice to the other. Notices given by (i) overnight delivery service as aforesaid shall be deemed received and effective on the first Business Day following such dispatch with confirmation of delivery from the delivery service and (ii) telecopy or fax machine shall be deemed given at the time and on the date of machine transmittal provided same is sent prior to 5:00 p.m., Orlando, Florida time, on a Business Day (if sent later, then notice shall be deemed given on the next Business Day) and if the sending party receives a written send confirmation on its machine and forwards a copy thereof by regular mail accompanied by such notice or communication. Notices may be given by counsel for the parties described above, and such notices shall be deemed given by said party, for all purposes hereunder.

ARTICLE 19  MISCELLANEOUS.

         Section 19.1 Limited Survival of Representations and Warranties. Unless otherwise expressly provided herein that a representation or warranty will survive the Closing, no representation or warranty in this Agreement or in any instrument delivered pursuant to this Agreement (other than the warranty of title to the Partnership Interests in Addendum A and Addendum B) shall survive the Closing.

         Section 19.2 Entire Agreement: Third-Party Rights. This Agreement constitutes the entire agreement between the parties and incorporates and supersedes all prior negotiations and discussions between the parties. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their successors and assigns, and, except as provided in Section

7.12, nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         Section 19.3 Amendment. This Agreement cannot be amended, waived or terminated orally, but only by an agreement in writing signed by each party hereto; provided, however, that the TCR Representatives may sign on behalf of all TCR Parties.

         Section 19.4 Assignment. Except as expressly provided or contemplated herein, no party may assign this Agreement or any interest therein to any other person without the prior written consent of the other parties hereto; provided, however, that the Operating Partnership may assign to an affiliate its right to receive up to 1% of the Partnership Interests of each Property Partnership.

         Section 19.5 Governing Law. This Agreement shall be interpreted and governed by the laws of the State of Florida, without regard to its rules of conflicts of laws and shall be binding upon the parties hereto and their respective successors and assigns.

         Section 19.6 Section Headings. The caption headings in this Agreement are for convenience only and are not intended to be part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.

         Section 19.7 Severability. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

         Section 19.8 No Other Rights or Obligations. Nothing contained in this Agreement shall be deemed to create any rights or obligations of partnership, joint venture or similar association between any of the TCR Parties and the Transferee.

         Section 19.9 Counterparts. This Agreement may be executed by the parties hereto in counterparts, all of which together shall constitute a single Agreement. In addition, the parties agree to accept facsimile signatures and to treat the same as originals.

         Section 19.10 Construction. All references herein to any Article, Section, Schedule or Exhibit shall be to the Articles and Sections of this Agreement and to the Schedules and Exhibits annexed hereto unless the context clearly dictates otherwise. All of the Schedules and Exhibits annexed hereto are, by this reference, incorporated herein.

         Section 19.11 Representatives. Any approval, consent, mutual satisfaction or similar determination required to be made hereunder by the TCR Parties or any person included within such terms shall be granted exclusively by any one of the TCR Representatives. Any approval, consent, mutual satisfaction or similar determination required to be made hereunder by the Transferee or any person included in such term shall be granted exclusively by the "TRANSFEREE REPRESENTATIVE," who for purposes of this Agreement, until further notice to the TCR Representatives, shall be the persons listed on Schedule 19.11.

         Section 19.12 Attorneys' Fees. In the event of any litigation or alternative dispute resolution between the Transferee and any of the TCR Parties, in connection with this Agreement or the transactions contemplated herein, the non-prevailing party in such litigation or alternative dispute resolution shall be responsible for payment of all expenses and reasonable attorneys' fees incurred by the prevailing party. The provisions of this Section
19.12 shall survive the Closing.

         Section 19.13 Interpretation. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

         Section 19.14 Schedules. Each representation and warranty made herein by (a) the Property Partnerships and (b) the Company and the Operating Partnership is qualified by the disclosures made by such party in the Schedules. Each schedule hereto may be amended prior to Closing by the party responsible therefor. If the party receiving such schedule does not object in writing to the amended schedule within ten (10) days upon receipt thereof (or, if such amendment is received less than ten (10) days prior to the Closing Date, then at least one (1) day prior to the Closing Date), such party shall be deemed to have approved the amended schedule.

         Section 19.15 Radon Disclosure. In accordance with the requirements of Florida Statutes Section 404.056(8), the following notice is hereby given to the
Transferee:

         RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                           VININGS CLUB AT METROWEST LIMITED
                           PARTNERSHIP, A Texas limited partnership

                           By: TCR METROWEST LIMITED PARTNERSHIP, a Texas limited partnership
                           Its:  General Partner

                           By:   TCR METRO, INC., a Texas corporation
                           Its:  General Partner

                           By:
                              -----------------------------------
                                 Randy J. Pace
                           Its:  Vice President

                           LENOX PLACE LIMITED PARTNERSHIP, a Texas limited partnership

                      By: TCR LENOX PLACE LIMITED PARTNERSHIP, a Texas limited partnership
                           Its:  General Partner

                      By:  TCR LENOX, INC., a Texas corporation
                      Its: General Partner

                      By:
                           -----------------------------------
                           Randy J. Pace
                      Its: Vice President

                      SEAGULL DRIVE JOINT VENTURE, a Florida general partnership

                      By: TCR SEAGULL DRIVE LIMITED PARTNERSHIP, a Texas limited partnership

                      By:  TCR SEAGULL, INC., a Texas corporation
                      Its: General Partner

                      By:
                           -----------------------------------
                           Randy J. Pace
                      Its: Vice President

                            CARROLLWOOD PLACE LIMITED
                            PARTNERSHIP, a Texas limited partnership
                    By:     TCR CARROLLWOOD PLACE LIMITED PARTNERSHIP, a Texas
                            limited partnership
                    Its:    General Partner

                            By:  TCR NORTH FLORIDA APARTMENTS, INC., a
                                 Texas corporation
                            Its: General Partner

                            By:
                                 -----------------------------------
                                 Randy J. Pace
                            Its: Vice President

                            CROW HORIZON PLACE ASSOCIATES,
                            LTD., a Florida limited partnership

                            By:    CROW, TERWILLIGER AND WOOD, INC.,
                                   a Florida corporation
                            Its:   General Partner

                            By:
                                   -----------------------------------
                                   Randy J. Pace
                            Its:   Vice President

                            By:    CROW-TERWILLIGER COMPANY, a Georgia
                                   corporation

                            Its:   General Partner

                            By:
                                   -----------------------------------
                                   Randy J. Pace
                            Its:   Vice President

                          CROW WOOD FOREST ASSOCIATES, LTD.,
                          a Florida limited partnership

                          By:      CROW, TERWILLIGER AND WOOD, INC., a Florida
                                   corporation
                          Its:     General Partner

                          By:      -----------------------------------
                                   Randy J. Pace
                          Its:     Vice President

                          By:      CROW-TERWILLIGER COMPANY, a Georgia
                                   corporation
                          Its:     General Partner

                          By:
                                   -----------------------------------
                                   Randy J. Pace
                          Its:     Vice President

                            CROW OAKS AT ORANGE PARK
                            ASSOCIATES, LTD., a Florida limited partnership

                            By:      CTW OAKS AT ORANGE PARK ASSOCIATES,
                                     LTD., a Florida limited partnership
                            Its:     General Partner

                            By:      CROW, TERWILLIGER AND WOOD, INC., a
                                     Florida corporation
                            Its:     General Partner

                            By:
                                     -----------------------------------
                                     Randy J. Pace
                            Its:     Vice President

                        CROW CROSSINGS ASSOCIATES, LTD.,
                        a Florida limited partnership

                        By:      CROW, TERWILLIGER AND WOOD, INC., a Florida
                                 corporation
                        Its:     General Partner

                        By:
                                 --------------------------------
                                 Randy J. Pace
                        Its:     Vice President

                             CROW OAKS AT BAYMEADOWS
                             ASSOCIATES, LTD., a Florida limited partnership

                             By:      CROW-TERWILLIGER COMPANY, a Georgia
                                      corporation
                             Its:     General Partner

                             By:
                                      --------------------------------
                                      Randy J. Pace
                             Its:     Vice President

                             CROW OAKS AT REGENCY ASSOCIATES, LTD.,
                             a Florida limited partnership

                             By:      CROW, TERWILLIGER AND WOOD, INC., a
                                      Florida corporation
                             Its:     General Partner

                             By:
                                      --------------------------------
                                      Randy J. Pace
                             Its:     Vice President

                             By:      CROW-TERWILLIGER COMPANY, a Georgia
                                      corporation
                             Its:     General Partner

                             By:
                                      --------------------------------
                                      Randy J. Pace
                             Its:     Vice President

                             By:      CROW-TERWILLIGER PARTNERS, INC., a Georgia
                                      corporation
                             Its:     General Partner

                             By:
                                      --------------------------------
                                      Randy J. Pace
                             Its:     Vice President

                          CROW FOREST PLACE ASSOCIATES, LTD.,
                          a Florida limited partnership

                          By:      CROW, TERWILLIGER AND WOOD, INC., a
                                   Florida corporation
                          Its:     General Partner

                          By:
                                   --------------------------------
                                   Randy J. Pace
                          Its:     Vice President

                          By:      CROW-TERWILLIGER COMPANY, a Georgia
                                   corporation
                          Its:     General Partner

                          By:
                                   --------------------------------
                                   Randy J. Pace
                          Its:     Vice President

                         CROW BUENA VISTA PLACE LIMITED
                         PARTNERSHIP, a Florida limited partnership
                         General Partner

                         By:      CTSF DEVELOPMENT CORPORATION, a
                                  Florida corporation
                         Its:     General Partner

                         By:
                                  --------------------------------
                                  Randy J. Pace
                         Its:     Vice President

                         SARASOTA BENEVA PLACE ASSOCIATES,
                         LTD., a Florida limited partnership

                         By:     CROW BENEVA PLACE ASSOCIATES, LTD., a
                                 Florida limited partnership
                         Its:    General Partner

                         By:     CROW, TERWILLIGER AND WOOD, INC.,
                                 a Florida corporation
                         Its:    General Partner

                         By:
                                 --------------------------------
                                 Randy J. Pace
                         Its:    Vice President

                                           AS TO SECTION 7.1(I), ARTICLE 15 AND
                                           ARTICLE 17, ONLY:
                                           FLORIDA RS, INC., A TEXAS
                                           CORPORATION


                                           By:
                                              --------------------------------


                                           As Its:
                                                  -----------------------------

                                          MERRY LAND & INVESTMENT
                                          COMPANY, INC.  a Georgia
                                          Corporation

                                          By:
                                               --------------------------------
                                                As Its Senior Vice President

                                          Attest:
                                                  ------------------------------
                                                  As Its Assistant Secretary
                                                       (Corporate Seal)

                                    MERRY LAND DOWNREIT I LP,
                                    a Georgia limited partnership

                                    By:   MERRY LAND APARTMENT
                                          COMMUNITIES, INC., a Maryland
                                          corporation, its sole general partner

                                    By:
                                       ------------------------------------
                                          As Its Senior Vice President

                                    Attest:
                                           --------------------------------
                                           As Its Assistant Secretary
                                              (Corporate Seal)